UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-3790

Pear Tree Funds

(Exact name of registrant as specified in charter)

55 Old Bedford Road, Lincoln, MA 01773

(Address of principal executive offices)

Willard L. Umphrey

Pear Tree Advisors, Inc.

55 Old Bedford Road, Lincoln, MA 01773

(Name and address of agent for service)

Registrant’s telephone number, including area code: (781) 676-5900

Date of fiscal year end: March 31

Date of reporting period: April 1, 2020 through March 31, 2021

ANNUAL REPORT
MARCH 31, 2021
U.S. EQUITY FUNDS
PEAR TREE POLARIS SMALL CAP FUND
PEAR TREE QUALITY FUND
INTERNATIONAL EQUITY FUNDS
PEAR TREE AXIOM EMERGING MARKETS WORLD EQUITY FUND
PEAR TREE POLARIS FOREIGN VALUE FUND
PEAR TREE POLARIS FOREIGN VALUE SMALL CAP FUND
PEAR TREE POLARIS INTERNATIONAL OPPORTUNITIES FUND
See the inside front cover for important information about access to your fund’s annual and semiannual shareholder reports.

PEAR TREE FUNDS

Important Information About Access to Shareholder Reports
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Pear Tree Funds’ shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from Pear Tree Funds or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already have elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from Pear Tree Funds or your financial intermediary electronically by contacting your financial intermediary or if you invest directly with Pear Tree Funds, by calling 1-800-326-2151 or logging on to www.peartreefunds.com
You may elect to receive all future reports in paper free of charge. You can inform Pear Tree Funds or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by contacting Pear Tree Funds at 1-800-326-2151 or your financial intermediary. Your election to receive or not receive reports in paper will apply to all funds held with Pear Tree Funds.

PEAR TREE FUNDS

Pear Tree Polaris Small Cap Fund
Pear Tree Quality Fund
Pear Tree Axiom Emerging Markets World Equity Fund
Pear Tree Polaris Foreign Value Fund
Pear Tree Polaris Foreign Value Small Cap Fund
Pear Tree Polaris International Opportunities Fund
ANNUAL REPORT
March 31, 2021
Service Providers	Inside back cover
This report must be preceded or accompanied by a current Pear Tree Funds prospectus for individuals who are not current shareholders of the Funds. If you are not a shareholder of a Pear Tree Fund, you should read the prospectus carefully before investing because it contains more complete information on the Pear Tree Funds’ investment objectives, risks, charges and expenses. Please consider this information carefully. For a prospectus and other information, visit www.peartreefunds.com or call 1-800-326-2151.
NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE
Neither Pear Tree Funds nor U.S. Boston Capital Corporation is a bank.

PEAR TREE FUNDS

Dear Fellow Shareholder,
We are pleased to provide you with the Pear Tree Funds’ Annual Report for the fiscal year ended March 31, 2021 and to update you on recent market conditions and the performance of the Pear Tree Funds.
For current performance information, please visit our website at www.peartreefunds.com. We thank you for your continued confidence in the Pear Tree Funds. Please feel free to e-mail us at info@peartreefunds.com or call us at 1-800-326-2151 with any questions or for assistance on your account.
Sincerely,
Willard Umphrey
President and Chairman

As used in this report; “Fund” refers to a Pear Tree Fund and “Funds” refers to more than one Pear Tree Fund or all Pear Tree Funds, depending on the context.
Any statements in this report regarding market or economic trends or the factors influencing the historical or future performance of the Pear Tree Funds are the views of the Funds’ investment manager and/or sub-advisers as of the date of this report. These views are subject to change at any time based upon market and other conditions, and Fund management and the subadvisers to the Funds disclaim any responsibility to update such views. These views may not be relied upon as investment advice or as an indication of trading intent on behalf of any Pear Tree Fund. Any references to specific securities are not recommendations to purchase, hold or sell such securities and may not be representative of any Pear Tree Fund’s current or future investments.
Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.

PEAR TREE FUNDS

FUND EXPENSES
We believe it is important for Fund shareholders to have a clear understanding of fund expenses and the impact expenses have on investment returns. The following is important information about each Fund’s Expense Example, which appears on the following page.
Expense Example
As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, distribution (12b-1) fees (on Ordinary Shares) and other Fund expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
Actual Expenses
The first line for each Share Class for each Fund in the table on the following page provides information about actual account returns and actual expenses. You may use the information in this line, together with the amount you invested for that Fund and Share Class, to estimate the expenses that you paid over the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (e.g., an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line for each Share Class for each Fund in the table on the following page shows you hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
The hypothetical account values and hypothetical expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information only to compare the ongoing expenses of investing in the Fund with the ongoing expenses of other funds. To do so, compare the Fund’s 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

PEAR TREE FUNDS

Expense Example for the 6 months ended March 31, 2021
These examples are based on $1,000 being invested at the beginning of the period and held for the entire period from October 1, 2020 to March 31, 2021.
Pear Tree Fund	Share Class	Total Return Description	Beginning Account Value 10/1/2020	Ending Account Value 3/31/2021	Annualized Expense Ratio	Expenses Paid During the Period* 10/1/2020- 3/31/2021
Small Cap **	Ordinary	Actual	$1,000.00	$1,526.70	1.35%	$8.51
		Hypothetical	$1,000.00	$1,018.20	1.35%	$6.80
	Institutional	Actual	$1,000.00	$1,529.70	0.98%	$6.18
		Hypothetical	$1,000.00	$1,020.04	0.98%	$4.94
Quality **	Ordinary	Actual	$1,000.00	$1,230.00	1.19%	$6.63
		Hypothetical	$1,000.00	$1,018.98	1.19%	$6.01
	Institutional	Actual	$1,000.00	$1,232.60	0.80%	$4.43
		Hypothetical	$1,000.00	$1,020.96	0.80%	$4.01
Emerging Markets	Ordinary	Actual	$1,000.00	$1,185.10	1.47%	$8.01
World Equity		Hypothetical	$1,000.00	$1,017.60	1.47%	$7.40
	Institutional	Actual	$1,000.00	$1,187.10	1.09%	$5.96
		Hypothetical	$1,000.00	$1,019.48	1.09%	$5.50
	R6	Actual	$1,000.00	$1,187.90	1.00%	$5.45
		Hypothetical	$1,000.00	$1,019.95	1.00%	$5.03
Foreign Value	Ordinary	Actual	$1,000.00	$1,380.10	1.40%	$8.28
		Hypothetical	$1,000.00	$1,017.97	1.40%	$7.02
	Institutional	Actual	$1,000.00	$1,382.40	1.02%	$6.05
		Hypothetical	$1,000.00	$1,019.85	1.02%	$5.13
	R6	Actual	$1,000.00	$1,383.20	0.93%	$5.54
		Hypothetical	$1,000.00	$1,020.28	0.93%	$4.70
Foreign Value	Ordinary	Actual	$1,000.00	$1,363.90	1.43%	$8.44
Small Cap		Hypothetical	$1,000.00	$1,017.79	1.43%	$7.20
	Institutional	Actual	$1,000.00	$1,366.40	1.05%	$6.21
		Hypothetical	$1,000.00	$1,019.68	1.05%	$5.30
	R6	Actual	$1,000.00	$1,367.50	1.00%	$5.92
		Hypothetical	$1,000.00	$1,019.93	1.00%	$5.05
International	Ordinary	Actual	$1,000.00	$1,311.90	1.61%	$9.30
Opportunities		Hypothetical	$1,000.00	$1,016.89	1.61%	$8.11
	Institutional	Actual	$1,000.00	$1,313.60	1.25%	$7.18
		Hypothetical	$1,000.00	$1,018.72	1.25%	$6.27
	R6	Actual	$1,000.00	$1,314.50	1.22%	$7.01
		Hypothetical	$1,000.00	$1,018.87	1.22%	$6.12
*Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period multiplied by 182/365 (to reflect the one-half year period).
** No Class R6 Shares were outstanding for this Fund during the reporting period.

PEAR TREE FUNDS

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Pear Tree Polaris Small Cap Fund

INVESTMENT PROFILE
Fund Information
Net Assets Under Management	$95.7 Million
Number of Portfolio Holdings	56
Average Price to Book Ratio	2.2
Average Price to Earnings Ratio	16.8
	Ordinary	Institutional
Total Expense Ratio (Gross)*	1.64%	1.39%
Total Expense Ratio (Net)*	1.64%	1.27%
Ticker Symbol	USBNX	QBNAX

*
per prospectus dated August 3, 2020. See financial highlights for total expense ratios for the fiscal year ended March 31, 2021. The Fund had no Class R6 Shares outstanding during the reporting period.

All Data as of March 31, 2021
Investment Commentary
(prepared by Polaris Capital Management, LLC, sub-adviser to Pear Tree Polaris Small Cap Fund)
For the fiscal year ended March 31, 2021, the Pear Tree Polaris Small Cap Fund’s Ordinary Shares (the “Fund”) underperformed its benchmark, the Russell 2000 Total Return Index (the “Index”). The Fund had a return of 78.75% at net asset value compared to 94.85% for the Index.
Market Conditions and Investment Strategies
Cyclical sectors contributed most, with Industrials, Consumer Discretionary, Financials and Information Technology posting double-digit gains. Defensives added nominally, offering some downside during the early stages of the pandemic but rising only incrementally as macro-economic conditions improved.
In Industrials, EXCO Technologies announced resilient results in a strained auto environment, expecting increased demand for automotive components, assemblies, and consumable equipment. Barrett Business Services, the professional employment organization, rose as the U.S. announced additional stimulus, a boon for its small business customer base. Kforce noted continued demand for IT staffing services, as companies invest in digitization projects.
With typical vacation plans scuttled due to COVID-19, many families sought alternative vacations focusing on outdoor living and social distancing. This trend helped RV manufacturer, Winnebago, and small boat motor supplier, Johnson Outdoors. Strong demand and limited inventory were a boon for Asbury Automotive, as competitive discounting abated among auto dealers. While an overweight position in Financials hampered Fund results in late 2019/early 2020, the recovery in the latter half of 2020/early 2021 boosted performance materially. Nearly all holdings had high double-digit returns, with four stocks gaining more than 100% during the fiscal year period.
The only detractor of note was United Insurance Holdings. The Southeast U.S. property/casualty insurer faced two headwinds: rising insurance claims during a record hurricane season and exposure to a Florida market rife with fraudulent homeowners’ insurance claims. The second issue is being actively addressed by state government.
Portfolio Changes
The Fund had higher portfolio activity this year, as we bought attractively priced companies at the height of the pandemic, only to sell for a profit months later when the stocks return to more normalized valuations. Others were exited in favor of companies with expected better upside potential. Still more were sold when they became subject to premium-priced acquisitions, namely HD Supply and Bryn Mawr Bank. For the year, we had approximately a dozen sales and an equal number of new purchases. Purchases helped further diversify the portfolio: Science Applications International and Curtiss-Wright Corp. in Industrials; Johnson Outdoors and Perdoceo Education in Consumer Discretionary; Berry Global and Graphic Packaging Holdings in Materials; Maximus Inc. and Methode Electronics in IT; and a sprinkling of stocks in the remaining sectors.

Pear Tree Polaris Small Cap Fund

A Look Ahead
Over the last six months, we have seen increasing rotation from high growth and expensive stocks to cheaper cyclicals, which are more geared towards an economic recovery. Whether that means a reversion to a value cycle, after more than a decade of growth outperformance, remains to be seen. Yet, the indications are clear: the Russell 2000 Value Index gained 21.2% during the first quarter, significantly outpacing its growth counterpart, up 4.9%. The small-cap value index also pulled ahead of the small-cap growth index for the one-year period ended 03/31/21. We expect our steadfast value discipline to be rewarded in coming quarters, and we continue to position the portfolio to take full advantage of this evolving trend.
Top 10 Holdings
Percentage of total net assets	23.7%
South Plains Financial, Inc.	2.8%
Exco Technologies Limited	2.6%
Sanderson Farms, Inc.	2.5%
Kforce, Inc.	2.5%
Colony Bankcorp, Inc.	2.3%
Arrow Electronics, Inc.	2.2%
ALLETE, Inc.	2.2%
Winnebago Industries, Inc.	2.2%
Graphic Packing Holding Co.	2.2%
Barrett Business Services, Inc.	2.2%
There is no guarantee that such securities will continue to be viewed favorably or held in the Fund’s portfolio.
Sector Allocation
Percentage of total net assets	100.0%
Financials	26.0%
Industrials	21.4%
Information Technology	14.0%
Consumer Discretionary	11.2%
Materials	7.3%
Consumer Staples	5.6%
Energy	4.7%
Utilities	2.2%
Health Care	2.2%
Communication Services	2.1%
Real Estate	1.0%
CASH + other assets (net)	2.3%

Value of a $10,000 Investment
Pear Tree Polaris Small Cap. (PTSC) Ordinary Shares vs. Russell 2000 Index*

*
Polaris took over management of the Fund’s portfolio on 01/01/2015. Returns that cover periods prior to that date include performance information of another investment sub-adviser.

The Fund’s lead portfolio manager is Bernard R. Horn, Jr., of Polaris Capital Management, LLC.

Pear Tree Polaris Small Cap Fund

Average Annual Total Returns
	1Q 2021	Six Months	One Year	Five (3) Year	Ten (3) Year	Since (3) Inception	Inception Date
Ordinary Shares	18.28%	52.67%	78.75%	9.99%	7.70%	9.50%	08/03/1992
Institutional Shares(1)	18.37%	52.97%	79.43%	10.38%	8.02%	9.11%	01/06/1993
Russell 2000 (2)	12.70%	48.05%	94.85%	16.35%	11.69%	10.35%	————————

(1)
Institutional Shares may only be purchased by certain categories of investors and are not subject to sales charges or distribution (12b-1) fees.

(2)
The Russell 2000 Index is a market capitalization-weighted index of 2,000 small company stocks. It is widely recognized as representative of the general market for small company stocks. Index returns assume the reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. You cannot invest directly in an Index. For comparative performance purposes, the beginning date of the Index is 08/03/92. The Russell 2000 Index is maintained by FTSE Russell, a subsidiary of the London Stock Exchange Group.

(3)
Polaris took over management of the Fund’s portfolio on 01/01/2015. Returns that cover periods prior to that date include performance information of another investment sub-adviser.

The Fund had no Class R6 Shares outstanding during the reporting period.
Past performance does not predict future performance. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Small company stocks may trade less frequently and in a limited volume, and their prices may fluctuate more than stocks of other companies. Small company stocks may therefore be more vulnerable to adverse developments than those of larger companies. The Fund may invest in issuers in the real estate industry. Changes in real estate values or economic downturns can have a significant negative effect on these issuers. The Fund may invest in foreign issuers that trade on U.S. stock exchanges. These issuers may be subject to special risks including different corporate governance rules and bankruptcy laws.
The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund. Therefore, the Fund is more exposed to individual stock volatility than diversified funds. As a result, a decline in the value of the securities of one issuer could have a significant negative effect on the Fund. The Fund may have significant investments in one or more specific industry sectors, subjecting it to risks greater than general market risk. For example, adverse news from just one or two companies in a particular industry can hurt the prices of all stocks in that industry.

Pear Tree Polaris Small Cap Fund

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Pear Tree Quality Fund

INVESTMENT PROFILE
Fund Information
Net Assets Under Management	$184.4 Million
Number of Portfolio Holdings	40
Average Price to Book Ratio	4.7
Average Price to Earnings Ratio	27.8
	Ordinary	Institutional
Total Expense Ratio (Gross)*	1.54%	1.29%
Total Expense Ratio (Net)*	1.27%	0.79%
Ticker Symbol	USBOX	QGIAX

*
per prospectus dated August 3, 2020. See financial highlights for total expense ratios for the fiscal year ended March 31, 2021. The Fund had no Class R6 Shares outstanding during the reporting period.

All Data as of March 31, 2021
Investment Commentary
(prepared by Pear Tree Advisors, Inc., the Investment Manager to Pear Tree Quality Fund)
For the fiscal year ended March 31, 2021, the Pear Tree Quality Fund’s Ordinary Shares (the “Fund”) underperformed its benchmark, S&P 500 (the “Index”). The Fund achieved a return of 51.83% at net asset value compared to 56.35% for the Index.
Market Conditions and Investment Strategies
The Fund’s investment manager currently chooses securities for the Fund by periodically selecting a mutual fund (the “Target Portfolio”) and monitoring the Target Portfolio’s holdings. The Fund’s investment adviser, at the direction of the investment manager, rebalances the Fund’s portfolio to correspond to the Target Portfolio’s most recent holdings as publicly reported. From April 1, 2020 to March 31, 2021, the Fund’s Ordinary Shares, when compared to the Target Portfolio, had a tracking error of 0.34.
Over the previous twelve months, the Information Technology sector was the largest positive contributor to the Fund’s performance mainly due to stock selection. The Communication Services, Financials, Real Estate and Utilities sectors also contributed to performance.
The Consumer Discretionary, Consumer Staples, Energy, Health Care, Industrials and Materials sectors detracted from performance. Overall, stock selection contributed to performance and sector selection was a large detractor from performance.
Portfolio Changes
We expect the Fund to continue to have a relatively low turnover rate given the historical stability and relatively low turnover rate of the current Target Portfolio.
For the twelve-month period ended March 31, 2021, the Fund rebalanced the holdings four times in response to the quarterly holdings report filed by the Target Portfolio. The four rebalances resulted in the sale of 10 positions. The Fund also opened new positions in eight companies: three Information Technology companies, two Industrial companies, one Financial company, one Health Care Company and one Consumer Discretionary company.
A Look Ahead
For at least the next fiscal year, the Fund’s investment manager expects the Target Portfolio to remain the same. For more information on the selection of the Target Portfolio(s), please see the Fund’s Prospectus.

Fund trading execution is overseen by Mark D. Tindall, CFA of Chartwell Investment Partners, LLC

Pear Tree Quality Fund

Top 10 Holdings
Percentage of total net assets	40.8%
Microsoft Corporation	5.4%
UnitedHealth Group, Inc.	5.1%
Coca-Cola Company (The)	4.4%
U.S. Bancorp	4.4%
Accenture Plc	4.2%
Apple, Inc.	3.9%
Oracle Corporation	3.6%
Anthem, Inc.	3.4%
Wells Fargo & Company	3.2%
Lam Research Corporation	3.2%
There is no guarantee that such securities will continue to be viewed favorably or held in the Fund’s portfolio.
Sector Allocation
Percentage of total net assets	100.0%
Information Technology	34.9%
Health Care	23.5%
Financials	12.3%
Communication Services	9.2%
Consumer Staples	7.9%
Consumer Discretionary	6.1%
Industrials	5.5%
Energy	0.0%
Materials	0.0%
Real Estate	0.0%
Utilities	0.0%
Cash + other assets (net)	0.6%

Value of a $10,000 Investment
Pear Tree Quality (PTQ) Ordinary Shares vs. S&P 500 Index

Pear Tree Quality Fund

Average Annual Total Returns
	1Q 2021	Six Months	One Year	Five Year	Ten (3) Year	Since (3) Inception	Inception Date
Ordinary Shares	7.42%	23.00%	51.83%	17.12%	14.37%	10.12%	05/06/85
Institutional Shares(1)	7.54%	23.26%	52.42%	17.53%	14.77%	9.35%	03/25/91
S & P 500 (2)	6.17%	19.07%	56.35%	16.29%	13.91%	11.38%	————————

(1)
Institutional Shares may only be purchased by certain categories of investors and are not subject to sales charges or distribution (12b-1) fees.

(2)
The S&P 500 Index is an unmanaged index of stocks chosen for their size and industry characteristics. It is widely recognized as representative of stocks in the United States. Index returns assume the reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. You cannot invest directly in the Index. For comparative performance purposes the beginning date for the Index is 05/29/85. S&P 500 Index is a registered mark of Standard & Poor’s.

(3)
Pear Tree Advisors took over management of the Fund’s portfolio and the Fund changed its strategy on 01/01/2011. Returns that cover periods prior to that date include performance information of other investment sub-advisers pursuing different strategies.

The Fund had no Class R6 Shares outstanding during the reporting period.
Past performance does not predict future performance. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Securities issued by large-cap companies tend to be less volatile than securities issued by smaller companies. Larger companies, may not be able to attain the high growth rates of successful smaller companies, and may be unable to respond as quickly to competitive challenges.
Investing in foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently than the U.S. market.
The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund. Therefore, the Fund is more exposed to individual stock volatility than diversified funds. As a result, a decline in the value of the securities of one issuer could have a significant negative effect on the Fund. The Fund may have significant investments in one or more specific industry sectors, subjecting it to risks greater than general market risk. For example, adverse news from just one or two companies in a particular industry can hurt the prices of all stocks in that industry.

Pear Tree Quality Fund

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Pear Tree Axiom Emerging Markets World Equity Fund

INVESTMENT PROFILE
Fund Information
Net Assets Under Management	$117.7 Million
Number of Portfolio Holdings	125
Average Price to Book Ratio	1.3
Average Price to Earnings Ratio	21.6
	Ordinary	Institutional	R6
Total Expense Ratio (Gross)*	1.71%	1.46%	1.31%
Total Expense Ratio (Net)*	1.49%	1.12%	1.00%
Ticker Symbol	QFFOX	QEMAX	QFFRX

*
per prospectus dated August 3, 2020. See ﬁnancial highlights for the total expense ratios for the year ended March 31, 2021.

All Data as of March 31, 2021
Investment Commentary
(prepared by Axiom Investors LLC, sub-adviser to Pear Tree Axiom Emerging Markets World Equity Fund)
For the fiscal year ended March 31, 2021, the Pear Tree Axiom Emerging Markets World Equity Fund’s Ordinary Shares (the “Fund”) outperformed its benchmark, MSCI EM Index (the “Index”). The Fund achieved a return of 64.78% at net asset value compared to 58.92% for the Index.
Market Conditions and Investment Strategies
The Fund outperformed for the fiscal year ended March 31, 2021, protecting on the downside following the Covid induced market sell-off early in 2020 and then participating effectively on the upside during the subsequent market rebound as policy makers added exceptional support in response to the pandemic. The fiscal and monetary policy from March to December was exponentially greater than what we have seen historically and created strong tailwinds for global equities. During the fourth quarter of 2020, we saw a ‘value rotation’ sparked by positive vaccine news and an avoidance of  ‘tail-risk’ scenarios regarding the U.S. election and Brexit, which continued into the first quarter of 2021, where emerging market returns were more subdued. Emerging market sentiment in early 2021 was affected by news flow of additional Covid waves and economic lockdowns in various parts of the world.
Stock selection in Communication Services, Consumer Discretionary and Industrials was a key driver of the outperformance for the period. E-commerce was an important contributor to performance as the likes of Sea, JD.com and MercadoLibre benefitted from a global acceleration in online purchasing. Within Industrials, high growth Chinese companies Jiangsu Hengli, Airtac, Centre Testing and CATL were the drivers of outperformance. On the negative side, Materials detracted from returns with AngloGold, Anhui Conch Cement and Asian Paints weighing on relative performance.
Portfolio Changes
The Fund made a few notable changes that contributed to performance during the fiscal year. The Fund remained focused on internet, e-commerce, infrastructure spend, online gaming and Health Care during the first part of the fiscal year. As vaccine distribution proceeds globally and economies reopen, we have increasingly added exposure to growth cyclicals in Travel/Tourism, Autos, Mining/Materials and Semiconductors.
A Look Ahead
Global investors will likely remain focused on the progress towards vaccine distribution around the world, the pace of reopening, movements in rates, especially U.S. yields, and inflation trends. As countries increase vaccination levels, the reopening of economies is set to continue, and this will be supportive of global growth. Emerging markets, already offering a valuation advantage with a PEG ratio of 0.4 compared to 1.0 for developed markets, should see a further boost to the earnings from reopening. Axiom’s fundamental dynamic growth stock selection process is well suited to identifying companies poised to benefit from further improvements in their growth outlook.

The Fund’s lead portfolio manager is Andrew Jacobson of Axiom International Investors LLC.

Pear Tree Axiom Emerging Markets World Equity Fund

Top 10 Holdings
Percentage of total net assets	34.1%
Taiwan Semiconductor Manufacturing Co., Ltd.	9.6%
Samsung Electronics Company Limited	5.4%
Alibaba Group Holding Ltd.	3.3%
Naspers Limited N Shares	3.2%
Tencent Holdings Limited	2.6%
Airtac International Group	2.1%
SK Hynix, Inc.	2.0%
iShares Core MSCI Emerging Markets ETF	2.0%
LG Chem Ltd.	2.0%
Infosys Limited- SP	1.9%
There is no guarantee that such securities will continue to be viewed favorably or held in the Fund’s portfolio.
Sector Allocation
Percentage of total net assets	100.0%
Information Technology	27.2%
Financials	18.3%
Consumer Discretionary	17.5%
Industrials	11.5%
Materials	8.3%
Communication Services	6.6%
Energy	3.3%
Consumer Staples	2.4%
Health Care	2.2%
Utilities	0.3%
Mutual Funds	2.0%
CASH + other assets (net)	0.4%

Top 10 Country Allocations
Percentage of total net assets	87.8%
China	24.0%
South Korea	18.9%
Taiwan	17.8%
India	9.5%
Russia	3.9%
South Africa	3.6%
Hong Kong	3.0%
Mexico	3.0%
Indonesia	2.1%
Thailand	2.0%
Value of a $10,000 Investment
Pear Tree Axiom Emerging Markets World Equity (PTEM) Ordinary Shares vs. MSCI EM Index*

*
Axiom took over the management of the Fund’s portfolio and the Fund changed its investment strategy on 01/01/2019. Returns that cover periods prior to that date include performance information of other investment sub-advisers pursuing different strategies.

Pear Tree Axiom Emerging Markets World Equity Fund

Average Annual Total Returns
	1Q 2021	Six Months	One Year (3)	Five Year (3)	Ten Year (3)	Since Inception (3)	Inception Date
Ordinary Shares	(0.93)%	18.51%	64.78%	11.12%	3.31%	5.90%	09/30/1994
Institutional Shares(1)	(0.85)%	18.71%	65.44%	11.51%	3.63%	7.22%	04/02/1996
R6 Shares (1)	(0.75)%	18.79%	65.58%	-%	-%	22.16%	01/28/2019
MSCI EM (2)	2.34%	22.58%	58.92%	12.48%	4.02%	5.81%	————————

(1)
Institutional Shares and R6 Shares may only be purchased by certain categories of investors and are not subject to sales charges or distribution (12b-1) fees.

(2)
The MSCI Emerging Markets (“MSCI EM”) Index is an unmanaged index composed of stocks located in countries other than the United States. It is widely recognized as representative of the general market for emerging markets. Index returns assume the reinvestment of dividends and, unlike Fund returns, do not reflect fees or expenses. You cannot invest directly in an Index. For comparative performance purposes, the beginning date for the Index is 09/30/94. The MSCI EM Index is maintained by MSCI Inc.

(3)
Axiom took over the management of the Fund’s portfolio and the Fund changed its investment strategy on 01/01/2019. Returns that cover periods prior to that date include performance information of other investment sub-advisers pursuing different strategies.

Past performance does not predict future performance. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Investing in foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or other economic developments and can perform differently than the U.S. market.

Pear Tree Axiom Emerging Markets World Equity Fund

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Pear Tree Polaris Foreign Value Fund

INVESTMENT PROFILE
Fund Information
Net Assets Under Management	$4,163.8 Million
Number of Portfolio Holdings	71
Average Price to Book Ratio	1.8
Average Price to Earnings Ratio	17.0
	Ordinary	Institutional	R6
Total Expense Ratio (Gross)*	1.50%	1.25%	1.10%
Total Expense Ratio (Net)*	1.40%	1.03%	0.94%
Ticker Symbol	QFVOX	QFVIX	QFVRX

*
per prospectus dated August 3, 2020. See ﬁnancial highlights for the total expense ratios for the year ended March 31, 2021.

All Data as of March 31, 2021
Investment Commentary
(prepared by Polaris Capital Management, LLC, subadviser to Pear Tree Polaris Foreign Value Fund)
For the fiscal year ended March 31, 2021, the Pear Tree Polaris Foreign Value Fund’s Ordinary Shares (the “Fund”) outperformed its benchmark, the MSCI EAFE Index (the “Index”). The Fund had a return of 66.76% at net asset value compared to 45.15% for the Index.
Market Conditions and Investment Strategies
The Fund was overweight and outperformed in the Consumer Discretionary, Materials and Financials sectors; Utilities detracted due to losses at Kansai Electric Power. At the country level, holdings in the United Kingdom, Germany, Norway and Sweden, along with strong results from out-of-benchmark holdings in South Korea and Canada, added measurably to gains. Holdings in Greece, Taiwan, Switzerland and Italy were the smallest contributors.
In Consumer Discretionary, Canadian auto supplier, Magna International, advanced as the company reported strong sales, volumes and cost cutting, while forming two electric vehicle joint ventures. Kia Motors cited record operating profit on the back of higher total vehicle sales, a new slate of SUV models and a dedicated platform of EV offerings. U.K. homebuilders made progress, working efficiently under the new socially-distanced construction conditions. Nordic banks, including DNB ASA and Sparebank 1 SR, performed well as local regulators decided to soften their dividend payouts stance. Methanex Corp. built momentum, as methanol spot prices jumped. Samsung Electronics logged a nearly 90% return on higher DRAM chip prices and robust TV sales.
Detractors included U.K. engineering services firm, Babcock International, which had dwindling profits due to distancing requirements on worksites. Concerns also arose about Babcock’s forward orders considering an anemic British defense budget for 2021. Other decliners, Japanese utility, Kansai Electric, and U.K-headquartered bank, Standard Charter, were sold during the year.
Portfolio Changes
Companies purchased cheaply during the height of COVID-19 (including Zhongsheng Group, Dometic AB, and Ryanair Holdings) returned to higher valuation; we sold these at a profit. Others were exited in favor of new companies with expected better upside potential. Still more were sold on M&A activity, namely U.K.-listed Signature Aviation, which jumped on news of its acquisition by Global Infrastructure Partners. Among new purchases were: Coca-Cola European Partners; Japanese electronics group, Sony; three publicly listed airports in Mexico; Jumbo SA, a Greek toy retailer; D’Ieteren SA, a Belgian Volkswagen distributor and auto glass repair business; Weichai Power Co. Ltd., a Chinese engine maker for heavy trucks; auto manufacturer, Honda Motor Co.; consumer printer/ink supply company, Brother Industries; diversified business conglomerate, Marubeni Corp.; and construction/real estate firm, Daito Trust Construction Company.

Pear Tree Polaris Foreign Value Fund

A Look Ahead
2020 was not a crisis of economics, it was a crisis of health. Common sense dictates that once you fix the health concern, the economy should follow. We believe that the rollout of the COVID-19 vaccine will allow people to return to a new normal; we have already seen signs of an economic recovery in countries (China, Japan, Korea) that have controlled the spread of COVID-19. We expect others will follow suit in the coming months, with the U.S. and U.K. on track with vaccine distribution. In the meantime, a massive amount of stimulus money has been shoveled into global economies to bolster small businesses and aid the unemployed. Some of that money will be funneled into savings, and even more will be spent. Nearly every company in some way could benefit from the influx of consumer spending. The Fund is well positioned to capitalize on this trend.
Top 10 Holdings
Percentage of total net assets	22.6%
Magna International Inc.	2.7%
Samsung Electronics Company Limited	2.6%
Publicis Groupe	2.3%
Popular, Inc.	2.2%
Bellway plc	2.2%
Kia Motors Corporation	2.2%
SK Hynix, Inc.	2.2%
Taylor Wimpey plc	2.1%
DNB Bank ASA	2.1%
Mondi plc	2.0%
There is no guarantee that such securities will continue to be viewed favorably or held in the Fund’s portfolio.
Sector Allocation
Percentage of total net assets	100.0%
Consumer Discretionary	19.8%
Financials	19.3%
Materials	17.9%
Industrials	13.5%
Communication Services	8.4%
Information Technology	8.1%
Consumer Staples	5.0%
Health Care	2.4%
Real Estate	0.4%
Cash and Other Assets (Net)	5.2%

Top 10 Country Allocations
Percentage of total net assets	78.1%
United Kingdom	16.7%
South Korea	12.0%
Germany	10.3%
Japan	10.1%
France	7.3%
Norway	6.4%
Canada	6.3%
Sweden	4.5%
Belguim	2.3%
Puerto Rico	2.2%
Value of a $10,000 Investment
Pear Tree Polaris Foreign Value (PTFV) Ordinary Shares vs. MSCI EAFE Index

The Fund’s lead portfolio manager is Bernard R. Horn, Jr., of Polaris Capital Management, LLC

Pear Tree Polaris Foreign Value Fund

Average Annual Total Returns
	1Q 2021	Six Months	One Year	Five Year	Ten Year	Since Inception	Inception Date
Ordinary Shares	8.57%	38.01%	66.76%	8.56%	6.24%	6.60%	05/15/1998
Institutional Shares(1)	8.65%	38.24%	67.42%	8.94%	6.56%	7.87%	12/18/1998
R6 Shares (1)	8.65%	38.32%	67.52%	—%	—%	8.40%	02/06/2017
MSCI EAFE (2)	3.60%	20.27%	45.15%	9.38%	6.02%	5.11%	————————

(1)
Institutional Shares and R6 Shares may only be purchased by certain categories of investors and are not subject to sales charges or distribution (12b-1) fees.

(2)
The MSCI Europe, Australia, and Far East (“MSCI EAFE”) Index is an unmanaged index comprised of stocks in countries other than the United States. It is widely recognized as representative of the general market for developed foreign markets. Index returns assume the reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. You cannot invest directly in an Index. For comparative performance purposes, the beginning date for the Index is 05/29/98. The MSCI EAFE Index is maintained by MSCI Inc.

Past performance does not predict future performance. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Investing in foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or other economic developments and can perform differently than the U.S. market.
The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund. Therefore, the Fund is more exposed to individual stock volatility than diversified funds. As a result, a decline in the value of the securities of one issuer could have a significant negative effect on the Fund. The Fund may have significant investments in one or more specific industry sectors, subjecting it to risks greater than general market risk. For example, adverse news from just one or two companies in a particular industry can hurt the prices of all stocks in that industry.

Pear Tree Polaris Foreign Value Fund

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Pear Tree Polaris Foreign Value Small Cap Fund

INVESTMENT PROFILE
Fund Information
Net Assets Under Management	$949.7 Million
Number of Portfolio Holdings	78
Average Price to Book Ratio	1.8
Average Price to Earnings Ratio	14.6
	Ordinary	Institutional	R6
Total Expense Ratio (Gross)*	1.54%	1.29%	1.14%
Total Expense Ratio (Net)*	1.44%	1.07%	1.04%
Ticker Symbol	QUSOX	QUSIX	QUSRX

*
per prospectus dated August 3, 2020. See ﬁnancial highlights for the total expense ratios for the year ended March 31, 2021.

All Data as of March 31, 2021
Investment Commentary
(prepared by Polaris Capital Management, LLC, subadviser to Pear Tree Polaris Foreign Value Small Cap Fund)
For the fiscal year ended March 31, 2021, the Pear Tree Polaris Foreign Value Small Cap Fund’s Ordinary Shares (the “Fund”) slightly underperformed its benchmark, the MSCI ACWI ex USA Small Cap Index (the “Index”). The Fund had a return of 70.25% at net asset value compared to 70.42% for the Index.
Market Conditions and Investment Strategies
Cyclical sectors contributed most to Fund performance, led by Consumer Discretionary, Industrials and Financials; defensives lagged in comparison. On a country basis, the Fund substantially outperformed in the U.K., Japan, India, Italy, Canada and Germany; laggards in Egypt and Indonesia still posted gains.
Halfords Group, the U.K.’s largest bike shop, had strong online bicycle sales as this mode of  “socially distanced” transportation and exercise enticed COVID-19 weary consumers. The company is set to acquire Universal Tyre and Autocentres, expanding Halfords’ garage sites and mobile service fleet. Another U.K. company, National Express Group made up ground, as vaccinations should lead to looser travel restrictions, more commuter traffic via mass transit and school re-openings.
ENF Technology Co., a beneficiary of Korea’s locally-sourced materials mandate, cited strong sales of tablets, personal computers and home electronic goods as more people reverted to home offices. Other companies that capitalized on COVID-19 “stay-at-home” mandates included: Italy’s De’Longhi SPA, which supplies coffee makers and kitchen goods; and Japan’s Prima Meat Packers Ltd., which saw consumers stock freezers with its ham and sausage products.
Among Information Technology companies, Coforge Limited announced robust quarterly earnings and dividend payout. HANA Microelectronics was up more than 100%, as the company reported higher operating margins even in a slower sales environment.
There were only a few holdings in absolute negative territory, including Nihon House Holdings, VITEC Group and DGB Financial Group, all of which were sold during the year.
Portfolio Changes
During the fiscal year, the Fund had more than a dozen sales, almost all of which were executed on valuation. Stocks cheaply purchased during the height of COVID-19 were sold at a profit as they rebounded. Others were sold that were either expensive or illiquid and replaced with stocks with better valuation profiles. Still more were exited at a profit on M&A activity, including U.K.-listed Signature Aviation which jumped on news of its acquisition by Global Infrastructure Partners.
Sale proceeds were used to buy National Express Group PLC, a British public transport company; Canadian non-prime mortgage lender, GoEasy Ltd; D’Ieteren SA, the Belgian Volkswagen distributor, which also has a dominant position in the auto glass repair business; Pakuwon Jati TBK, a commercial mall developer in Indonesia; Cloetta AB, a branded candy manufacturer out of Sweden; Venture Corp, a Singapore electronic contract manufacturer; Aecon Group, a Canadian heavy development infrastructure and concessions company; Kyudenko Corp., a Japanese construction company specializing in HVAC and renewable energy; and Primax Electronics, a Taiwanese electronics components business.

Pear Tree Polaris Foreign Value Small Cap Fund

A Look Ahead
We expect that widespread COVID-19 vaccine distribution, coupled with the massive stimulus programs worldwide, will jumpstart GDP growth. The global working capital cycle has restarted, with everyone clamoring to order materials, build back inventory and ship products at the same time, causing shortages and tightness in supply. As such, we are already seeing signs of inflation, especially in the Materials sector. We continue to balance these trends in positioning the Fund; our screens are ripe with opportunity, with more buy/sell activity expected in coming quarters.
Top 10 Holdings
Percentage of total net assets	20.4%
Glanbia plc	2.3%
Xtep International Holdings Limited	2.3%
Equatorial Energia S.A.	2.2%
C & C Group plc	2.1%
Greencore Group plc	2.1%
Sitronix Technology Corporation	2.1%
Prima Meat Packers Limited	1.9%
Valmet OYJ	1.9%
OSB Group PLC	1.8%
goeasy Ltd.	1.7%
There is no guarantee that such securities will continue to be viewed favorably or held in the Fund’s portfolio
Sector Allocation
Percentage of total net assets	100.0%
Industrials	20.1%
Financials	19.0%
Consumer Discretionary	14.9%
Information Technology	13.7%
Consumer Staples	11.4%
Utilities	5.2%
Materials	5.1%
Real Estate	2.8%
Health Care	1.1%
Communications Services	0.5%
CASH + other assets (net)	6.2%

Top 10 Country Allocations
Percentage of total net assets	69.9%
Taiwan	14.3%
United Kingdom	13.4%
Japan	11.2%
Ireland	8.8%
Norway	6.6%
Sweden	3.7%
Canada	3.3%
China	3.1%
Thailand	3.1%
Hong Kong	2.4%
Value of a $10,000 Investment
Pear Tree Polaris Foreign Value Small Cap (PTFVSC) Ordinary Shares vs. MSCI ACWI ex USA Small Cap Index

The Fund’s lead portfolio manager is Bernard R. Horn, Jr., of Polaris Capital Management, LLC

Pear Tree Polaris Foreign Value Small Cap Fund

Average Annual Total Returns
	1Q 2021	Six Months	One Year	Five Year	Ten Year	Since Inception	Inception Date
Ordinary Shares	10.93%	36.39%	70.25%	9.80%	7.59%	7.19%	05/01/2008
Institutional Shares(1)	11.08%	36.64%	70.84%	10.19%	7.91%	7.49%	05/01/2008
R6 Shares (1)	11.11%	36.75%	70.90%	—%	—%	10.08%	02/06/2017
MSCI ACWI ex USA Small Cap(2)	5.61%	25.29%	70.42%	10.82%	6.71%	6.00%	—

(1)
Institutional Shares and R6 Shares may only be purchased by certain categories of investors and are not subject to sales charges or distribution (12b-1) fees.

(2)
The MSCI ACWI ex USA Small Cap Index captures small cap representation across 22 of 23 Developed Markets (DM) countries (excluding the United States). With 2,372 constituents, the index covers approximately 14% of the free float-adjusted market capitalization in each country. You cannot invest directly in an index. For comparative performance purposes, the beginning date of the Index is 05/01/08. The MSCI ACWI ex USA Small Cap Index is maintained by MSCI Inc.

Past performance does not predict future performance. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Investing in foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or other economic developments and can perform differently than the U.S. market.
The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund. Therefore, the Fund is more exposed to individual stock volatility than diversified funds. As a result, a decline in the value of the securities of one issuer could have a significant negative effect on the Fund. The Fund may have significant investments in one or more specific industry sectors, subjecting it to risks greater than general market risk. For example, adverse news from just one or two companies in a particular industry can hurt the prices of all stocks in that industry.
Small company stocks may trade less frequently and in a limited volume, and their prices may fluctuate more than stocks of other companies. Small company stocks may therefore be more vulnerable to adverse developments than those of larger companies.

Pear Tree Polaris Foreign Value Small Cap Fund

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Pear Tree Polaris International Opportunities Fund

INVESTMENT PROFILE
Fund Information
Net Assets Under Management	$23.9 Million
Number of Portfolio Holdings	56
Average Price to Book Ratio	3.4
Average Price to Earnings Ratio	22.4
	Ordinary	Institutional	R6
Total Expense Ratio (Gross)*	1.91%	1.66%	1.51%
Total Expense Ratio (Net)*	1.91%	1.54%	1.51%
Ticker Symbol	QISOX	QISIX	QISRX

*
per prospectus dated August 3, 2020. See ﬁnancial highlights for the total expense ratios for the year ended March 31, 2021.

All Data as of March 31, 2021
Investment Commentary
(prepared by Polaris Capital Management LLC, subadviser to Pear Tree Polaris International Opportunities Fund)
For the annual period ended March 31, 2021, Pear Tree Polaris International Opportunities Fund’s Ordinary Shares (the “Fund”) outperformed its benchmark, the MSCI ACWI ex USA Index (the “Index”). The Fund achieved a return of 76.07% at net asset value compared to 50.03% for the Index.
Market Conditions and Investment Strategies
The Fund outperformed in nearly all sectors in which it participated, with the exception of Communication Services. Cyclicals dominated, with Industrials, Consumer Discretionary, Financials and Information Technology contributing materially. Outperformance in Taiwan, U.K., China, Germany and South Korea drove gains; the Fund’s single stock holdings in Peru and Egypt contributed least.
Taiwanese IT company, Sinbon Electronics Co., continued its streak as the best performer in the portfolio, up more than 100% for the year. Demand for OEM assembly services continued unabated among a diversified customer base. Higher demand was also at the core of Taiwan Semiconductor’s strong performance.
Industrials were led by BeNext Group Inc., the Japanese technical staffing firm, which announced a merger with Yumeshin Holdings Co. Swedish building services company, Bravida, capitalized on demand for electricity and HVAC installation in a relatively resilient Nordic commercial building market. Bunzl reinstated dividends after reporting higher pre-tax profits in the first half of 2020, as its grocery and cleaning/safety divisions rose. The British distribution/outsourcing company also announced acquisitions of U.S. safety-products company MCR Safety and Irish flexible-packaging distributor, Abco Kovex.
China Meidong Auto Holdings topped the Consumer Discretionary sector. The company reported robust sales and increased profits year-over-year due to booming luxury car sales in China and high margin after-market sales. Poya International Co., the Taiwanese cosmetics/skin care retail company, highlighted strong sales and profits, seemingly impervious to the pandemic.
Detractors were limited, as more than 90% of holdings were in absolute positive territory. U.K.-based SSP Group was the notable decliner, as the multinational airport food/beverage concession company was hurt by social gathering restrictions during COVID-19. SSP Group, and another underperformer Kenya’s Equity Group Holdings, were sold during the year.
Portfolio Changes
During the fiscal year period, the Fund had notable activity with more than a dozen sales and twice as many new buys. Companies purchased cheaply during the height of COVID-19 returned to higher valuation; we sold these at a profit. Others were exited in favor of new companies with expected better upside potential. Among the diversified new buys were: Nextage Co., a Japanese used car dealership; Collins Foods, which recently acquired KFC in Europe and launched Taco Bell in Australia; Scientex BHD, a Malaysian integrated consumer packaging manufacturer; Lancashire Holdings, the U.K. specialty insurance company; Essity Akteibolag, a global tissue/feminine care supplier; Kenya telecom provider, SafariCom PLC; South African Consumer Staples company, AVI Ltd; payment processor, Euronet Worldwide; Greggs PLC, a British bakery chain; Greek toy retailer, Jumbo SA; France’s luxury leather goods company, LVMH Moet Hennessy Louis Vuitton; and numerous others.

Pear Tree Polaris International Opportunities Fund

A Look Ahead
We expect that widespread COVID-19 vaccine distribution, coupled with the massive stimulus programs worldwide, will jumpstart GDP growth. Businesses are back on track, as the global working capital cycle restarts. We also expect to see supply/demand constraints as companies seek to order materials and boost inventory to address increasing product demand. We intend to take advantage of these trends, as we continue to optimize the Fund portfolio and diversify holdings.
Top 10 Holdings
Percentage of total net assets	28.3%
SINBON Electronics Co., Ltd.	4.7%
Bravida Holding AB	3.3%
POYA International Co., Ltd.	3.2%
BizLink Holding Inc.	2.7%
BeNEXT Group, Inc.	2.5%
D’Ieteren SA	2.5%
Yageo Corporation	2.4%
goeasy Ltd.	2.4%
Thinking Electronic Industrial Co., Ltd.	2.4%
NEXTAGE Co., Ltd.	2.2%
There is no guarantee that such securities will continue to be viewed favorably or held in the Fund’s portfolio
Sector Allocation
Percentage of total net assets	100.0%
Consumer Discretionary	23.1%
Industrials	20.4%
Financials	18.5%
Information Technology	18.3%
Materials	8.3%
Consumer Staples	5.0%
Utilities	2.1%
Communication Services	1.9%
Real Estate	1.9%
CASH + other assets (net)	0.5%

Top 10 Country Allocations
Percentage of total net assets	72.3%
Taiwan	19.6%
United Kingdom	11.8%
Sweden	8.6%
Japan	6.7%
Germany	5.1%
South Korea	4.8%
China	4.7%
Australia	4.1%
South Africa	3.5%
France	3.4%
Value of a $10,000 Investment
Pear Tree Polaris International Opportunities Fund (QISOX) Ordinary Shares vs. MSCI ACWI ex USA Index

Pear Tree Polaris International Opportunities Fund

Average Annual Total Returns
	1Q 2021	Six Months	One Year	Five Year	Ten Year	Since Inception	Inception Date
Ordinary Shares	4.34%	31.19%	76.07%	—%	—%	17.19%	01/30/2019
Institutional Shares(1)	4.38%	31.36%	76.56%	—%	—%	17.63%	01/30/2019
R6 Shares (1)	4.45%	31.45%	76.69%	—%	—%	17.68%	01/30/2019
MSCI ACWI ex USA(2)	3.60%	21.29%	50.03%	—%	—%	13.16%	———————

(1)
Institutional Shares and R6 Shares may only be purchased by certain categories of investors and are not subject to sales charges or distribution (12b-1) fees.

(2)
The MSCI ACWI ex USA Index captures large and mid-cap representation across 22 of 23 Developed Markets (DM) countries (excluding the United States) and 26 Emerging Markets (EM) countries. With 2,408 constituents, the index covers approximately 85% of the global equity opportunity set outside the United States. You cannot invest directly in an index. For comparative performance purposes, the beginning date of the Index is 01/30/2019. The MSCI ACWI ex USA Index is maintained by MSCI Inc.

Past performance does not predict future performance. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Investing in foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or other economic developments and can perform differently than the U.S. market.
The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund. Therefore, the Fund is more exposed to individual stock volatility than diversified funds. As a result, a decline in the value of the securities of one issuer could have a significant negative effect on the Fund. The Fund may have significant investments in one or more specific industry sectors, subjecting it to risks greater than general market risk. For example, adverse news from just one or two companies in a particular industry can hurt the prices of all stocks in that industry.
Small company stocks may trade less frequently and in a limited volume, and their prices may fluctuate more than stocks of other companies. Small company stocks may therefore be more vulnerable to adverse developments than those of larger companies.

Pear Tree Polaris Small Cap Fund

SCHEDULE OF INVESTMENTS

March 31, 2021
Common Stock — 97.7%
	Shares	Value
AEROSPACE & DEFENSE — 1.6%
Vectrus, Inc. (a)	28,000	$1,496,320
AUTO COMPONENTS — 0.8%
LCI Industries	5,800	767,224
AUTOMOBILES — 2.2%
Winnebago Industries, Inc.	27,467	2,106,994
BANKS — 21.0%
Ameris Bancorp	36,400	1,911,364
BOK Financial Corporation	20,564	1,836,777
Brookline Bancorp, Inc.	130,700	1,960,500
Cambridge Bancorp	23,530	1,984,050
Central Pacific Financial Corporation	43,583	1,162,794
Colony Bankcorp, Inc.	143,279	2,235,152
F.N.B. Corporation	148,480	1,885,696
International Bancshares Corporation	41,700	1,935,714
OFG Bancorp	87,500	1,979,250
RBB Bancorp	25,600	518,912
South Plains Financial, Inc.	116,700	2,651,424
		20,061,633
CAPITAL MARKETS — 2.1%
Hercules Capital, Inc.	127,798	2,048,602
CHEMICALS — 1.0%
Cabot Corporation	18,273	958,236
CONSTRUCTION MATERIALS — 2.0%
Eagle Materials Inc.	14,300	1,922,063
CONTAINERS & PACKAGING — 4.3%
Berry Global Group, Inc.	32,700	2,007,780
Graphic Packaging Holding Co.	116,000	2,106,560
		4,114,340
DIVERSIFIED CONSUMER SERVICES — 2.0%
Perdoceo Education Corporation	160,300	1,917,188
ELECTRIC UTILITIES — 2.2%
ALLETE, Inc.	31,400	2,109,766
ELECTRICAL EQUIPMENT — 1.0%
Regal Beloit Corporation	6,889	982,923

The accompanying notes are an integral part of these financial statements.

Pear Tree Polaris Small Cap Fund

SCHEDULE OF INVESTMENTS (continued)

March 31, 2021
	Shares	Value
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 6.4%
Arrow Electronics, Inc. (a)	19,400	$2,149,908
Insight Enterprises, Inc. (a)	20,827	1,987,312
Methode Electronics, Inc.	46,600	1,956,268
		6,093,488
ENERGY EQUIPMENT & SERVICES — 1.5%
Dril-Quip, Inc. (a)	44,300	1,472,089
ENTERTAINMENT — 2.1%
Cinemark Holdings, Inc.	97,258	1,985,036
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS) — 1.0%
EPR Properties	19,810	922,948
FOOD PRODUCTS — 4.4%
Ingredion Incorporated	20,300	1,825,376
Sanderson Farms, Inc.	15,150	2,360,067
		4,185,443
HEALTH CARE EQUIPMENT & SUPPLIES — 1.2%
Natus Medical, Inc. (a)	46,220	1,183,694
HEALTH CARE TECHNOLOGY — 0.9%
Computer Programs and Systems, Inc.	29,650	907,290
HOUSEHOLD PRODUCTS — 1.2%
Central Garden and Pet Company, Class A (a)	22,800	1,183,092
INSURANCE — 2.9%
FedNat Holding Company	400,000	1,852,000
United Insurance Holdings Corporation	125,251	903,060
		2,755,060
IT SERVICES — 5.9%
CSG Systems International, Inc.	39,700	1,782,133
EVERTEC Inc.	50,800	1,890,776
MAXIMUS INC	21,900	1,949,976
		5,622,885
LEISURE PRODUCTS — 2.1%
Johnson Outdoors, Inc.	13,900	1,984,225

The accompanying notes are an integral part of these financial statements.

Pear Tree Polaris Small Cap Fund

SCHEDULE OF INVESTMENTS (continued)

March 31, 2021
	Shares	Value
MACHINERY — 5.7%
Curtiss-Wright Corporation	10,400	1,233,440
Exco Technologies Limited	298,700	2,526,200
Oshkosh Corporation	14,100	1,673,106
		5,432,746
OIL, GAS & CONSUMABLE FUELS — 3.2%
CVR Energy, Inc.	55,900	$1,072,162
Diamondback Energy, Inc.	26,570	1,952,629
		3,024,791
PROFESSIONAL SERVICES — 8.5%
Barrett Business Services, Inc.	30,100	2,072,686
BG Staffing, Inc.	95,516	1,337,224
Insperity, Inc.	10,300	862,522
Kforce, Inc.	43,994	2,358,078
Science Applications International Corporation	17,700	1,479,543
		8,110,053
ROAD & RAIL — 1.2%
Knight-Swift Transportation Holdings, Inc.	24,494	1,177,916
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 1.8%
MKS Instruments, Inc.	9,300	1,724,406
SPECIALTY RETAIL — 2.2%
Asbury Automotive Group, Inc. (a)	10,546	2,072,289
TEXTILES, APPAREL & LUXURY GOODS — 1.9%
Crocs, Inc. (a)	11,610	934,025
Deckers Outdoor Corporation (a)	2,700	892,134
		1,826,159
TRADING COMPANIES & DISTRIBUTORS — 3.4%
Air Lease Corporation	36,300	1,778,700
Applied Industrial Technologies, Inc.	16,700	1,522,539
		3,301,239
TOTAL COMMON STOCK
(Cost $64,250,291)		93,450,138

The accompanying notes are an integral part of these financial statements.

Pear Tree Polaris Small Cap Fund

SCHEDULE OF INVESTMENTS (continued)

March 31, 2021
Short Term Investments—2.3%
	Par Value	Value
Money Market—2.3%
Federated Hermes Treasury Obligations Fudn, 0.01% (b) (Cost $2,227,247)	$2,227,247	$2,227,247
TOTAL INVESTMENTS—100.0% (Cost $66,477,538)		95,677,385
OTHER ASSETS & LIABILITIES (NET)—(0.0)%		(4,827)
NET ASSETS—100%		95,672,558

(a)
Non-income producing security

(b)
Interest rate reflects seven-day effective yield on March 31, 2021.

(c)
At March 31, 2021, the unrealized appreciation of investments based on aggregate cost for federal tax purposes of  $ 67,220,260 was as follows:

Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$30,118,460
Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(1,661,335)
Net unrealized appreciation/(depreciation)	$28,457,125
The percentage of each investment category is calculated as a percentage of net assets.
Industry sector diversificationPercent of net assets

The accompanying notes are an integral part of these financial statements.

Pear Tree Quality Fund

SCHEDULE OF INVESTMENTS

March 31, 2021
Common Stock — 99.4%
	Shares	Value
AEROSPACE & DEFENSE — 1.5%
Raytheon Technologies Corporation	35,594	$2,750,348
BANKS — 7.6%
U.S. Bancorp	145,976	8,073,933
Wells Fargo & Company	153,053	5,979,781
		14,053,714
BEVERAGES — 4.5%
Coca-Cola Company (The)	155,014	8,170,788
COMMUNICATIONS EQUIPMENT — 2.4%
Cisco Systems, Inc.	86,787	4,487,756
DIVERSIFIED FINANCIAL SERVICES — 4.7%
American Express Company	40,928	5,788,856
The Charles Schwab Corporation	44,064	2,872,092
		8,660,948
FOOD PRODUCTS — 0.8%
Nestle, S.A. (b)	13,532	1,508,953
HEALTH CARE EQUIPMENT & SUPPLIES — 4.9%
Abbott Laboratories	27,011	3,236,998
Medtronic Plc	49,288	5,822,391
		9,059,389
HEALTH CARE PROVIDERS & SERVICES — 10.1%
Anthem, Inc.	17,546	6,298,137
Quest Diagnostics Incorporated	23,357	2,997,637
UnitedHealth Group, Inc.	25,260	9,398,488
		18,694,262
HOTELS, RESTAURANTS & LEISURE — 2.2%
Compass Group Plc (b)	197,960	4,038,384
HOUSEHOLD PRODUCTS — 2.2%
Unilever Plc (b)	73,298	4,092,227
INDUSTRIAL CONGLOMERATES — 2.8%
3M Company	26,535	5,112,764

The accompanying notes are an integral part of these financial statements.

Pear Tree Quality Fund

SCHEDULE OF INVESTMENTS (continued)

March 31, 2021
	Shares	Value
INTERACTIVE MEDIA & SERVICES — 9.2%
Alphabet, Inc. Class A (a)	2,550	5,259,426
Alphabet, Inc. Class C (a)	1,647	3,407,034
Facebook, Inc. (a)	18,604	5,479,436
INTERACTIVE MEDIA & SERVICES (continued)
Lyft, Inc.	44,273	$2,797,168
		16,943,064
IT SERVICES — 18.9%
Accenture Plc	27,825	7,686,656
Adobe Systems Incorporated (a)	5,121	2,434,370
Microsoft Corporation	41,855	9,868,153
Oracle Corporation	93,481	6,559,562
salesforce.com, inc. (a)	7,011	1,485,421
SAP AG (b)	31,443	3,860,886
Visa, Inc.	13,862	2,935,001
		34,830,049
MACHINERY — 1.2%
Otis Worldwide Corp.	33,272	2,277,468
MULTILINE RETAIL — 2.8%
TJX Companies, Inc. (The)	78,300	5,179,545
PHARMACEUTICALS — 8.5%
Eli Lilly and Company	12,215	2,282,006
Johnson & Johnson	33,317	5,475,649
Merck & Co., Inc.	49,527	3,818,036
Roche Holding Ltd. (b)	98,551	3,997,229
		15,572,920
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 9.7%
ASML Holding N.V.	1,623	1,001,975
Lam Research Corporation (a)	9,820	5,845,257
Taiwan Semiconductor Manufacturing Co., Ltd. (b)	46,081	5,450,461
Texas Instruments, Inc.	29,267	5,531,170
		17,828,863
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS — 3.9%
Apple, Inc.	59,385	7,253,878
TEXTILES, APPAREL & LUXURY GOODS — 1.1%
LVMH Moët Hennessy-Louis Vuitton S.A. (b)	14,326	1,917,392

The accompanying notes are an integral part of these financial statements.

Pear Tree Quality Fund

SCHEDULE OF INVESTMENTS (continued)

March 31, 2021
	Shares	Value
TOBACCO — 0.4%
Philip Morris International, Inc.	8,510	755,178
TOTAL COMMON STOCK
(Cost $139,158,128)		183,187,890

Short Term Investments—1.6%
	Par Value	Value
Federated Hermes Treasury Obligations Fund, 0.01% (c) (Cost $3,030,678)	$3,030,678	$3,030,678
TOTAL INVESTMENTS—101.0% (Cost $142,188,806)		186,218,568
OTHER ASSETS & LIABILITIES (NET)—(1.0)%		(1,842,549)
NET ASSETS—100%		$184,376,019

(a)
Non-Income producing security

(b)
ADR—American Depositary Receipts

(c)
Interest rate reflects seven-day effective yield on March 31, 2021.

(d)
At March 31, 2021 the unrealized appreciation of investments based on aggregate cost for federal tax purposes of  $ 142,780,696 was as follows:

Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$45,496,464
Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(2,058,592)
Net unrealized appreciation/(depreciation)	$43,437,872

The accompanying notes are an integral part of these financial statements.

Pear Tree Quality Fund

SCHEDULE OF INVESTMENTS (continued)

March 31, 2021
The percentage of each investment category is calculated as a percentage of net assets.
Industry sector diversificationPercent of net assets

The accompanying notes are an integral part of these financial statements.

Pear Tree Axiom Emerging Markets World Equity Fund

SCHEDULE OF INVESTMENTS

March 31, 2021
Common Stock — 96.7%
	Shares	Value
ARGENTINA — 0.5%
Globant S.A.	2,748	$570,512
AUSTRALIA — 0.1%
Fortescue Metals Group Limited	9,457	143,991
BRAZIL — 1.6%
Banco Bradesco S.A. (b)	30,000	141,000
Hapvida Participacoes e Investimentos S.A.	123,200	324,865
Localiza Rent a Car S.A.	7,000	74,094
Locaweb Servicos de Internet S.A. (a)	33,600	136,055
Notre Dame Intermedica Participacoes S.A.	11,700	171,675
StoneCo Ltd.	2,164	132,480
Weg S.A.	65,900	870,726
		1,850,895
CHILE — 0.2%
Banco Santander Chile (b)	10,000	248,300
CHINA — 24.0%
Alibaba Group Holding Ltd. (a)(b)	17,124	3,882,525
Alibaba Health Information Technology Ltd. (a)	28,000	79,233
Baidu, Inc. (a)(b)	6,354	1,382,313
BYD Company Ltd.	15,800	335,124
Centre Testing International Group Co., Ltd.	145,300	631,739
China Construction Bank Corporation	709,000	596,419
China Huishan Dairy Holdings Co., Ltd. * (a)	208,000	—
China International Capital Corporation Limited - H	328,000	794,845
China Longyuan Power Group H	290,000	393,903
China Merchants Bank Co., Ltd. - H Shares	160,000	1,221,429
Contemporary Amperex Technology Company, Ltd.	32,200	1,582,589
Country Garden Services Holdings Company, Ltd.	95,000	962,892
Ganfeng Lithium Co., Ltd.	48,000	585,915
Hanergy Mobile Energy Holding Group * (a)	36,000	—
Industrial & Commercial Bank of China Ltd.	2,629,000	1,886,915
Jiangsu Hengli Hydraulic Co., Ltd.	65,100	888,359
Kweichow Moutai Co., Ltd.	1,510	462,790
Li Ning Company Limited	206,500	1,341,340
LONGi Green Energy Technology	28,500	382,609
Meituan Dianping - b	19,000	728,767
Midea Group Co., Ltd.	55,800	699,990
Ping An Insurance Group H Share	66,000	785,684
Shenzhen Inovance Technology Co., Ltd.	97,100	1,266,670
Shenzhen Mindray Bio-Medical Electronics Co., Ltd.	9,600	584,509

The accompanying notes are an integral part of these financial statements.

Pear Tree Axiom Emerging Markets World Equity Fund

SCHEDULE OF INVESTMENTS (continued)

March 31, 2021
	Shares	Value
CHINA (continued)
TAL Education Group (a)(b)	10,507	$565,802
Tencent Holdings Limited	39,200	3,075,696
Trip.com Group Limited (b)	26,500	1,050,195
Wuliangye Yibin Co., Ltd.	27,900	1,140,601
WuXi Biologics (Cayman) Inc. (a)	50,000	626,085
Zoomlion Heavy Industry Science and Technology Co., Ltd.	256,900	366,788
		28,301,726
FRANCE — 1.1%
LVMH Moet Hennessy Louis Vuitton SE	1,312	875,952
Sartorius Stedim Biotech	855	352,892
Teleperformance SE	294	107,387
		1,336,231
HONG KONG — 3.0%
AIA Group Ltd.	99,400	1,205,662
Galaxy Entertainment Group	130,000	1,170,493
Hong Kong Exchanges & Clearing Ltd.	7,500	441,250
Techtronic Industries Company Limited	40,000	684,289
		3,501,694
HUNGARY — 0.5%
OTP Bank Nyrt.	9,294	398,036
Richter Gedeon Nyrt.	4,727	139,641
		537,677
INDIA — 9.5%
Asian Paints Ltd.	26,991	936,717
Escorts Limited	71,120	1,252,682
HDFC Bank Ltd.	73,866	1,509,017
Housing Development Finance Corp Ltd.	51,668	1,765,355
ICICI Bank Ltd. (b)	29,300	469,679
Infosys Limited - SP (b)	118,800	2,223,936
Mahindra & Mahindra Ltd.	10,708	116,470
Motherson Sumi Systems Ltd.	125,673	346,266
Reliance Industries Ltd.	51,263	1,404,453
Tata Motors Limited (b)	10,390	216,008
UltraTech Cement Ltd.	10,654	981,841
		11,222,424

The accompanying notes are an integral part of these financial statements.

Pear Tree Axiom Emerging Markets World Equity Fund

SCHEDULE OF INVESTMENTS (continued)

March 31, 2021
	Shares	Value
INDONESIA — 2.1%
PT Bank Mandiri Tbk	702,900	297,613
PT Bank Rakyat Indonesia Tbk (a)	6,070,800	1,839,003
Vale Indonesia Tbk	1,059,000	319,341
		2,455,957
JAPAN — 0.3%
Tokyo Electron Limited	840	$355,689
MEXICO — 3.0%
Cemex S.A.B. CPO (a)	1,051,300	740,928
Grupo Aeroportuario del Sureste, S. A. B. de C.V.	13,395	237,667
Grupo Financiero Banorte SAB de CV	126,300	710,682
Grupo Mexico S.A.B. de C.V. Class B	319,600	1,678,562
Wal-Mart de Mexico, S.A.B. de C.V.	54,000	170,151
		3,537,990
NETHERLANDS — 1.0%
ASML Holding N.V.	1,184	719,389
Prosus N.V.	4,319	481,186
		1,200,575
PANAMA — 0.7%
Copa Holdings, S.A.	9,930	802,245
PHILIPPINES — 0.2%
SM Investments Corporation	12,799	253,145
POLAND — 0.4%
Dino Polska S.A.	1,948	128,649
KGHM Polska Miedz S.A.	7,954	383,388
		512,037
RUSSIA — 3.9%
LUKoil P.J.S.C. (b)	21,851	1,766,872
Sberbank	75,345	289,592
Sberbank of Russia (a)(b)	128,055	1,972,687
X5 Retail Group N.V. (c)	2,654	85,565
Yandex N.V.	8,040	515,042
		4,629,758
SINGAPORE — 0.8%
DBS Group Holdings Ltd.	22,100	473,548
Sea Ltd. (Singapore) (b)	2,257	503,830
		977,378

The accompanying notes are an integral part of these financial statements.

Pear Tree Axiom Emerging Markets World Equity Fund

SCHEDULE OF INVESTMENTS (continued)

March 31, 2021

	Shares	Value
SOUTH AFRICA — 3.6%
Clicks Group Limited	9,541	155,331
FirstRand Limited	84,729	296,195
Naspers Limited N Shares	15,813	3,782,053
		4,233,579
SOUTH KOREA — 18.4%
Hana Financial Group, Inc.	15,834	598,803
Hyundai Motor Company Ltd.	10,767	2,073,962
Kakao Corp.	2,554	$1,123,828
Kia Motors Corporation	24,058	1,762,234
LG Chem Ltd.	3,271	2,326,622
Naver Corp.	3,429	1,142,243
NHN KCP Corp.	599	26,516
Nice Information Service Co., Ltd.	15,069	337,530
POSCO	5,950	1,682,350
Samsung Bioepis Co., Ltd.	431	284,858
Samsung Electronics Company Limited	88,453	6,361,895
Shinhan Financial Group Co., Limited	45,341	1,500,349
SK Hynix, Inc.	20,463	2,395,712
		21,616,902
SWEDEN — 0.4%
Atlas Copco AB	4,221	257,435
Epiroc AB	10,514	238,596
		496,031
TAIWAN — 17.8%
Accton Technology Corporation	19,000	183,787
Airtac International Group	70,000	2,465,566
Delta Electronics, Inc.	111,000	1,120,387
Globalwafers Co., Ltd.	7,000	183,997
Hon Hai Precision Industry Co. ltd.	137,000	595,381
MediaTek, Inc.	57,700	1,959,531
Nien Made Enterprise Company Ltd.	45,000	627,694
Realtek Semiconductor Corporation	79,000	1,367,750
Silergy Corp.	7,500	605,878
Taiwan Semiconductor Manufacturing Co., Ltd.	189,000	3,888,235
Taiwan Semiconductor Manufacturing Co., Ltd. (b)	62,300	7,368,844
United Microelectronics Corporation (b)	40,200	366,222
United Microelectronics Corporation	110,000	193,530
		20,926,802

The accompanying notes are an integral part of these financial statements.

Pear Tree Axiom Emerging Markets World Equity Fund

SCHEDULE OF INVESTMENTS (continued)

March 31, 2021
	Shares	Value
THAILAND — 2.0%
Airports of Thailand Public Company Limited (d)	137,800	304,262
KasiKornbank PCL (d)	269,000	1,248,160
PTT Exploration & Production PCL (d)	209,600	764,621
		2,317,043
UNITED STATES — 1.6%
Citigroup Inc.	5,760	419,040
Estee Lauder Companies, Inc. (The)	2,094	609,040
Mercado Libre, Inc.	35	51,525
Nike, Inc. Class B	3,850	511,626
NVIDIA Corporation (a)	473	$252,549
		1,843,780
TOTAL COMMON STOCK
(Cost $90,115,613)		113,872,361

Preferred Stock—0.5%
SOUTH KOREA—0.5%
Samsung Electronics Co., Ltd.	9,020	581,807
(Cost $337,875)
P-Notes—0.3%
SAUDI ARABIA — 0.3%
AL Rajhi Bank (Cost $294,185)	11,593	305,413
Warrant—0.1%
VIETNAM — 0.1%
JSC Bank for Foreign Trade of Vietnam (Cost $124,771)	30,320	124,615
Exchange Traded Funds—2.0%
UNITED STATES—2.0%
iShares Core MSCI Emerging Markets ETF	36,400	2,342,704
(Cost $2,356,689)

The accompanying notes are an integral part of these financial statements.

Pear Tree Axiom Emerging Markets World Equity Fund

SCHEDULE OF INVESTMENTS (continued)

March 31, 2021
Short Term Investments—0.5%
	Par Value	Value
Federated Hermes Treasury Obligations Fund, 0.01% (e) (Cost $ 536,274)	$536,274	$536,274
TOTAL INVESTMENTS—100.1% (Cost $ 93,765,339)		117,763,174
OTHER ASSETS & LIABILITIES (Net)—(0.1)%		(73,628)
NET ASSETS—100%		$117,689,546

*
Fair Valued by Valuation Committee as delegated by Pear Tree Funds Board of Trustees that represent 0.0% of net assets as of March 31, 2021.

(a)
Non-income producing security.

(b)
ADR—American Depositary Receipts

(c)
GDR—Global Depositary Receipts

(d)
NVDR —Non-Voting Depositary Receipts

(e)
Interest rate reflects seven-day effective yield on March 31, 2021.

(f)
At March 31, 2021, the unrealized appreciation of investments based on aggregate cost for federal tax purposes of $ 95,564,042 was as follows:

Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$24,445,823
Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(2,246,691)
Net unrealized appreciation/(depreciation)	$22,199,132
The percentage of each investment category is calculated as a percentage of net assets.
Industry sector diversificationPercent of net assets

The accompanying notes are an integral part of these financial statements.

Pear Tree Polaris Foreign Value Fund

SCHEDULE OF INVESTMENTS

March 31, 2021
Common Stock — 94.8%
	Shares	Value
AUSTRIA — 1.0%
Andritz AG	965,800	$43,517,184
BELGIUM — 2.3%
D’Ieteren SA	231,685	22,735,571
Solvay SA	581,118	72,528,771
		95,264,342
CANADA — 6.3%
Magna International Inc.	1,276,750	112,427,950
Methanex Corporation	1,987,993	73,341,742
Toronto-Dominion Bank	1,142,384	74,492,635
		260,262,327
CHILE — 1.7%
Antofagasta plc	2,942,400	68,607,285
CHINA — 1.4%
Weichai Power Company Limited	23,172,000	57,225,854
COLOMBIA — 1.3%
Bancolombia S.A. (a)	1,099,700	35,179,403
Bancolombia S.A..	2,504,600	19,593,809
		54,773,212
FINLAND — 0.9%
Valmet OYJ	968,890	35,310,000
FRANCE — 7.3%
Imerys SA	958,663	46,778,338
Ipsos	919,480	34,795,224
Michelin (CGDE)	418,300	62,752,374
Publicis Groupe	1,576,075	96,390,813
Vinci SA	619,098	63,561,407
		304,278,156
GERMANY — 10.3%
BASF SE	762,300	63,463,782
Deutsche Telekom AG	3,306,977	66,730,280
Fresenius SE & Company KGaA	993,500	44,344,964
Hannover Rueck SE	346,100	63,370,995
HeidelbergCement AG	595,000	54,164,649
Lanxess AG	924,100	68,267,630
Muenchener Rueckversicherungs-Gesellschaft	219,430	67,719,260
		428,061,560

The accompanying notes are an integral part of these financial statements.

Pear Tree Polaris Foreign Value Fund

SCHEDULE OF INVESTMENTS (continued)

March 31, 2021
	Shares	Value
GREECE — 0.3%
Jumbo S.A.	765,004	$14,052,195
INDIA — 1.5%
Infosys Limited - SP (a)	3,423,084	64,080,132
IRELAND — 1.1%
Greencore Group plc	21,867,835	47,428,583
ITALY — 0.6%
Trevi-Finanziaria Industriale SpA with rights (b)	16,868,378	24,413,628
JAPAN — 10.1%
Asahi Group Holdings Ltd.	1,349,300	56,963,661
Brother Industries, Ltd.	915,500	20,290,131
Daicel Corporation	4,652,700	35,874,212
Daito Trust Construction Company, Ltd.	155,700	18,078,109
Honda Motor Company, Ltd.	1,910,200	57,375,147
KDDI Corporation	1,705,700	52,405,896
Marubeni Corporation	6,513,700	54,278,868
Sony Corporation	632,000	66,317,104
Sumitomo Mitsui Trust Holdings, Inc.	1,681,700	58,730,138
		420,313,266
MEXICO — 1.8%
Grupo Aeroportuario del Centro Norte S.A.B. de C.V.	4,088,300	25,680,131
Grupo Aeroportuario del Pacífico, S.A.B. de C. V.	2,373,200	24,782,284
Grupo Aeroportuario del Sureste, S. A. B. de C.V.	1,427,900	25,335,184
		75,797,599
NORWAY — 6.4%
DNB Bank ASA	4,090,330	87,207,729
SpareBank 1 SR-Bank ASA	6,612,187	81,331,666
Sparebanken Vest	2,183,075	20,024,222
Yara International ASA	1,468,500	76,518,064
		265,081,681
PUERTO RICO — 2.2%
Popular, Inc.	1,324,850	93,163,452
SINGAPORE — 1.4%
United Overseas Bank Limited	2,985,886	57,402,081
SOUTH KOREA — 12.0%
Hyundai Mobis Company, Limited	271,700	70,100,641
Kia Motors Corporation	1,241,100	90,909,821
KT&G Corporation	637,300	45,837,173
LG Uplus Corporation	4,728,473	51,180,733

The accompanying notes are an integral part of these financial statements.

Pear Tree Polaris Foreign Value Fund

SCHEDULE OF INVESTMENTS (continued)

March 31, 2021
	Shares	Value
SOUTH KOREA (continued)
Samsung Electronics Company Limited	1,523,429	109,571,125
Shinhan Financial Group Co., Limited	1,227,900	$40,631,637
SK Hynix, Inc.	773,800	90,592,887
		498,824,017
SWEDEN — 4.5%
Duni AB	1,566,400	18,869,474
Loomis AB, Class B	1,446,683	44,082,811
SKF AB-B	2,391,800	68,107,426
Svenska Handelsbanken AB, Class A	5,262,104	57,267,784
		188,327,495
SWITZERLAND — 1.3%
Novartis AG	640,850	54,995,171
TAIWAN — 1.3%
Catcher Technology Company, Limited	7,254,000	53,770,056
THAILAND — 1.1%
Siam Commercial Bank PCL	12,677,400	45,232,963
UNITED KINGDOM — 16.7%
Amcor plc	4,192,000	48,962,560
Babcock International Group plc	15,050,227	47,468,017
Bellway plc	1,969,691	92,478,732
Bunzl plc	1,510,179	48,401,570
Cineworld Group plc	36,487,127	48,568,957
Coca-Cola European Partners plc	1,125,818	58,722,667
Inchcape plc	5,471,624	56,845,100
Linde plc	191,944	53,771,192
Mondi plc	3,207,800	82,400,508
Next plc	659,850	71,611,204
Taylor Wimpey plc	35,218,600	87,682,069
		696,912,576
TOTAL COMMON STOCK
(Cost $3,218,883,636)		3,947,094,815

The accompanying notes are an integral part of these financial statements.

Pear Tree Polaris Foreign Value Fund

SCHEDULE OF INVESTMENTS (continued)

March 31, 2021
Short Term Investments—4.3%
	Par Value	Value
Money Market—4.3%
Federated Hermes Treasury Obligations Fund, 0.01% (c) (Cost $ 177,509,488)	$177,509,488	$177,509,488
TOTAL INVESTMENTS—99.1% (Cost $ 3,396,393,124)		4,124,604,303
OTHER ASSETS & LIABILITIES (NET)—0.9%		39,233,561
NET ASSETS—100%		$4,163,837,864

(a)
ADR—American Depository Receipts

(b)
Non-income producing security.

(c)
Interest rate reflects seven-day effective yield on March 31, 2021

(d)
At March 31, 2021, the unrealized appreciation of investments based on aggregate cost for federal tax purposes of $3,435,233,822 was as follows:

Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$909,283,841
Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(219,913,360)
Net unrealized appreciation/(depreciation)	$689,370,481
The percentage of each investment category is calculated as a percentage of net assets.
Industry sector diversificationPercent of net assets

The accompanying notes are an integral part of these financial statements.

Pear Tree Polaris Foreign Value Small Cap Fund

SCHEDULE OF INVESTMENTS

March 31, 2021
Common Stock — 93.8%
	Shares	Value
BELGIUM — 1.5%
D’Ieteren SA	144,700	$14,199,612
BRAZIL — 2.2%
Equatorial Energia S.A.	4,746,285	20,859,094
CANADA — 3.3%
Aecon Group Inc.	961,200	14,858,872
goeasy Ltd.	164,300	16,354,183
		31,213,055
CHINA — 3.1%
Shanghai Mechanical & Electrical Industry Co., Limited - B	2,636,322	3,769,940
Xinhua Winshare Publishing and Media Co., Limited	6,206,500	4,278,968
Xtep International Holdings Limited	36,870,185	21,578,152
		29,627,060
COLUMBIA — 0.5%
Tecnoglass, Inc.	393,764	4,733,043
CZECH REPUBLIC — 1.5%
Moneta Money Bank A.S.	3,827,000	14,275,353
DENMARK — 2.3%
DFDS A/S	263,810	13,540,690
Ringkjoebing Landbobank A/S	83,900	8,220,291
		21,760,981
FINLAND — 1.9%
Valmet OYJ	492,812	17,959,925
FRANCE — 2.2%
Alten S.A.	35,400	4,164,461
Bonduelle S.A.	337,800	8,495,616
Elis S.A.	505,000	8,261,370
		20,921,447
GERMANY — 1.5%
Norma Group SE	201,000	9,566,929
Sixt SE	32,225	4,264,350
		13,831,279
GREECE — 1.5%
Jumbo S.A.	758,829	13,938,767

The accompanying notes are an integral part of these financial statements.

Pear Tree Polaris Foreign Value Small Cap Fund

SCHEDULE OF INVESTMENTS (continued)

March 31, 2021
	Shares	Value
HONG KONG — 2.4%
Samson Holding Limited (a)	74,790,800	$3,078,405
VSTECS Holdings Limited	8,587,360	7,809,201
VTech Holdings Limited	1,366,700	12,305,486
		23,193,092
INDIA — 1.5%
LIC Housing Finance Limited	2,397,700	14,042,426
INDONESIA — 0.9%
PT. Pakuwon Jati Tbk	241,599,800	8,982,024
IRELAND — 8.8%
C & C Group plc	5,236,900	20,303,103
Glanbia plc	1,468,700	21,938,156
Greencore Group plc	9,360,400	20,301,530
Origin Enterprises plc	2,334,090	10,698,027
UDG Healthcare plc	929,285	10,071,101
		83,311,917
ITALY — 0.2%
De’Longhi SpA	50,336	2,037,339
JAPAN — 11.2%
Daicel Corporation	1,681,700	12,966,592
Dowa Holdings Co., Limited	333,000	13,877,511
Kanematsu Corporation	1,126,100	15,143,752
Kyudenko Corporation	387,100	14,818,398
Mizuho Leasing Company, Limited	357,300	10,751,335
Prima Meat Packers Limited	577,300	18,233,276
Sanwa Holdings Corporation	1,005,800	13,189,178
Tsubakimoto Chain Co., Limited	283,500	7,825,113
		106,805,155
MEXICO — 1.4%
Gentera SAB de CV	5,514,200	2,460,577
Grupo Aeroportuario del Centro Norte S.A.B. de C.V. - B	1,787,000	11,224,811
		13,685,388
NORWAY — 6.6%
ABG Sundal Collier Holding ASA	10,021,788	10,448,657
Fjord1 ASA	1,068,326	5,631,726
Sbanken ASA	577,302	5,565,807
SpareBank Nord-Norge	735,389	7,029,631
SpareBank 1 Oestlandet	568,688	7,421,377

The accompanying notes are an integral part of these financial statements.

Pear Tree Polaris Foreign Value Small Cap Fund

SCHEDULE OF INVESTMENTS (continued)

March 31, 2021

	Shares	Value
NORWAY (continued)
Sparebank 1 SMN	746,528	9,392,379
SpareBank 1 SR-Bank ASA	796,526	9,797,483
Sparebanken Vest	788,092	$7,228,762
		62,515,822
PORTUGAL — 1.4%
Redes Energéticas Nacionais, SGPS, S.A.	4,782,028	13,375,516
SINGAPORE — 1.3%
Venture Corporation, Limited	822,000	12,272,492
SOUTH KOREA — 2.1%
Cuckoo Holdings Co., Limited	58,044	6,539,085
ENF Technology Co., Limited	388,586	13,613,815
		20,152,900
SWEDEN — 3.7%
Cloetta AB, Class B	2,762,000	8,099,391
Duni AB	356,845	4,298,696
Hexpol AB	685,700	7,756,734
Loomis AB, Class B	495,761	15,106,653
		35,261,474
TAIWAN — 14.3%
BizLink Holding, Inc.	1,354,000	12,622,718
Cathay Real Estate Development Co., Limited	6,087,300	4,213,513
Elite Material Co., Limited	2,392,600	14,171,289
Hitron Technologies Inc.	4,308,800	3,677,121
Holtek Semiconductor, Inc.	4,380,500	14,339,141
Huaku Development Co., Limited	3,997,800	13,058,387
Kings Town Bank	8,538,500	11,790,450
Primax Electronics Limited	6,390,500	14,244,412
Sercomm Corporation	5,425,000	14,088,687
Sitronix Technology Corporation	2,328,100	19,500,785
Taiwan Union Technology Corporation	3,355,900	14,054,956
		135,761,459
THAILAND — 3.1%
Ratch Group PCL	9,192,600	15,075,864
Thanachart Capital PCL	11,462,300	13,938,157
		29,014,021

The accompanying notes are an integral part of these financial statements.

Pear Tree Polaris Foreign Value Small Cap Fund

SCHEDULE OF INVESTMENTS (continued)

March 31, 2021
	Shares	Value
UNITED KINGDOM — 13.4%
Cineworld Group plc	3,796,300	5,053,353
Countryside Properties plc (b)	1,950,400	13,670,022
Crest Nicholson Holdings plc	2,611,400	14,699,934
Halfords Group plc	2,955,485	15,495,092
Inchcape plc	1,333,107	13,849,746
Keller Group plc	436,339	4,840,184
Lancashire Holdings Limited	1,658,629	$14,737,267
National Express Group plc	3,283,900	13,945,701
OSB Group PLC	2,935,517	17,261,553
Vistry Group plc	925,325	13,941,155
		127,494,007
TOTAL COMMON STOCK
(Cost $715,870,378)		891,224,648

Short Term Investments—7.4%
	Par Value	Value
Money Market—7.4%
Federated Hermes Treasury Obligations Fund, 0.01% (c) (Cost $ 69,925,700)	$69,925,700	$69,925,700
TOTAL INVESTMENTS—101.2% (Cost $785,796,078)		961,150,348
OTHER ASSETS & LIABILITIES (NET)—(1.2)%		(11,442,231)
NET ASSETS—100%		$949,708,117

(a)
Non-income producing security

(b)
Rule 144 restricted security

(c)
Interest rate reflects seven-day effective yield on March 31, 2021.

(d)
At March 31, 2021, the unrealized appreciation of investments based on aggregate cost for federal tax purposes of $ 796,625,927 was as follows:

Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$211,288,226
Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(46,763,805)
Net unrealized appreciation/(depreciation)	$164,524,421

The accompanying notes are an integral part of these financial statements.

Pear Tree Polaris Foreign Value Small Cap Fund

SCHEDULE OF INVESTMENTS (continued)

March 31, 2021
The percentage of each investment category is calculated as a percentage of net assets.
Industry sector diversificationPercent of net assets

The accompanying notes are an integral part of these financial statements.

Pear Tree Polaris International Opportunities Fund

SCHEDULE OF INVESTMENTS

March 31, 2021
Common Stock — 97.9%
	Shares	Value
AUSTRALIA — 4.1%
Collins Foods Limited	65,400	$518,557
Macquarie Group Limited	4,025	468,536
		987,093
BELGIUM — 2.5%
D’Ieteren SA	6,100	598,601
BRAZIL — 2.1%
Equatorial Energia S.A.	114,600	503,647
CANADA — 2.4%
goeasy Ltd.	5,755	572,844
CHINA — 4.7%
Gree Electric Appliances, Inc.	45,500	435,217
Midea Group Co., Ltd.	24,200	303,580
Zhongsheng Group Holdings	56,000	394,727
		1,133,524
DENMARK — 1.5%
Ringkjoebing Landbobank A/S	3,700	362,516
FRANCE — 3.4%
Alten S.A.	3,100	364,685
Groupe SEB	2,150	380,021
LVMH Moet Hennessy Louis Vuitton SE	95	63,426
		808,132
GERMANY — 3.5%
Brenntag AG	4,500	385,004
VIB Vermögen AG	13,009	447,189
		832,193
GREECE — 1.9%
Jumbo S.A.	25,071	460,524
INDONESIA — 1.8%
PT Bank Rakyat Indonesia Tbk (a)	1,429,400	433,002
ITALY — 3.3%
Brembo S.p.A.	27,000	336,984
Interpump Group S.p.A.	6,800	343,476
SeSa SpA	900	110,213
		790,673

The accompanying notes are an integral part of these financial statements.

Pear Tree Polaris International Opportunities Fund

SCHEDULE OF INVESTMENTS (continued)

March 31, 2021
	Shares	Value
JAPAN — 6.7%
BeNEXT Group, Inc.	38,100	$607,186
NEXTAGE Co., Ltd.	30,500	520,570
Sanwa Holdings Corporation	36,400	477,318
		1,605,074
KENYA — 1.9%
Safaricom PLC	1,403,800	465,366
MALAYSIA — 3.4%
Public Bank Bhd	340,500	344,893
Scientex Berhad	475,000	459,364
		804,257
MEXICO — 3.2%
Grupo Aeroportuario del Centro Norte S.A.B. de CV	38,100	239,320
Grupo Aeroportuario del Pacífico, S.A.B. de C. V.	23,300	243,312
Grupo Aeroportuario del Sureste, S. A. B. de C.V.	16,200	287,436
		770,068
PERU — 1.8%
Credicorp Ltd.	3,100	423,367
SOUTH AFRICA — 3.5%
AVI Limited	70,900	358,190
FirstRand Limited	134,600	470,534
		828,724
SOUTH KOREA — 4.8%
Hansol Chemical Co., Ltd.	1,300	276,828
Samsung Electronics Company Limited	4,450	320,062
SK Materials Co., Ltd.	1,180	324,259
Soulbrain Holdings Co., Ltd. (a)	848	217,067
		1,138,216
SWEDEN — 8.6%
Bravida Holding AB	57,300	790,839
Essity AB	14,100	446,312
Hexpol AB	29,300	331,446
Knowit AB	15,400	480,571
		2,049,168
TAIWAN — 19.6%
BizLink Holding, Inc.	70,400	656,306
Chailease Holding Co., Ltd.	72,760	502,356
POYA International Co., Ltd.	36,300	758,238
Sercomm Corporation	181,000	470,056
SINBON Electronics Co., Ltd.	122,300	1,131,574

The accompanying notes are an integral part of these financial statements.

Pear Tree Polaris International Opportunities Fund

SCHEDULE OF INVESTMENTS (continued)

March 31, 2021
	Shares	Value
TAIWAN (continued)
Thinking Electronic Industrial Co., Ltd.	85,000	571,969
Yageo Corporation	30,000	$581,432
		4,671,931
UNITED KINGDOM — 11.8%
Amcor plc	31,300	365,584
Bunzl plc	11,548	370,116
Countryside Properties plc (b)	55,465	388,745
Greggs plc	12,100	374,619
Howden Joinery Group plc	34,100	344,858
Lancashire Holdings Limited	54,600	485,132
OSB Group PLC	60,500	355,755
Travis Perkins plc	6,000	127,608
		2,812,417
UNITED STATES — 1.4%
Euronet Worldwide, Inc. (a)	2,400	331,920
TOTAL COMMON STOCK
(Cost $18,760,944)		23,383,257

Preferred Stock—1.6%
GERMANY—1.6%
Henkel AG & Company	3,900	387,067
(Cost $348,068)
Short Term Investments—0.4%
	Par Value	Value
Money Market—0.4%
Federated Hermes Treasury Obligations Fund, 0.01% (c) (Cost $ 97,478)	$97,478	$97,478
TOTAL INVESTMENTS—99.9% (Cost $19,206,490)		23,867,802
OTHER ASSETS & LIABILITIES (NET)—0.1%		21,839
NET ASSETS—100%		$23,889,641

(a)
Non-income producing security

(b)
Rule 144 restricted security

(c)
Interest rate reflects seven-day effective yield on March 31, 2021.

(d)
At March 31, 2021, the unrealized appreciation of investments based on aggregate cost for federal tax purposes of  $ 19,316,096 was as follows:

Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$5,036,577

The accompanying notes are an integral part of these financial statements.

Pear Tree Polaris International Opportunities Fund

SCHEDULE OF INVESTMENTS (continued)

March 31, 2021
Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(484,871)
Net unrealized appreciation/(depreciation)	$4,551,706

The percentage of each investment category is calculated as a percentage of net assets.
Industry sector diversificationPercent of net assets

The accompanying notes are an integral part of these financial statements.

PEAR TREE FUNDS

This page intentionally left blank.

PEAR TREE FUNDS

PEAR TREE FUNDS

STATEMENT OF ASSETS AND LIABILITIES

STATEMENT OF ASSETS AND LIABILITIES (continued)

March 31, 2021
	Small Cap	Quality	Emerging Markets World Equity	Foreign Value	Foreign Value Small Cap	International Opportunities
Assets:
Investments at value	$95,677,385	$186,218,568	$117,763,174	$4,124,604,303	$961,150,348	$23,867,802
Foreign currency at value (Cost $0 for Small Cap, $0 for Quality, $247,378 for Emerging Markets World Equity, $7 for Foreign Value, $6 for Foreign Value Small Cap and $0 for International Opportunities)	—	—	247,422	7	6	—
Dividends and interest receivable	72,348	244,122	384,914	21,101,504	3,551,078	38,019
Foreign tax reclaims receivable	4,774	58,562	7,873	8,086,668	854,999	10,633
Receivable for investments sold	—	—	397,490	21,839,604	—	—
Receivable for shares of beneficial interest sold	967	46,897	2,636	9,636,474	3,350,943	—
Other assets	22,514	7,526	14,105	22,387	4	—
Total Assets	$95,777,988	$186,575,675	$118,817,614	$4,185,290,947	$968,907,378	$23,916,454
Liabilities:
Payable for investments purchased	$—	$—	$794,720	$15,801,822	$17,925,995	$—
Payable for shares of beneficial interest repurchased	—	2,032,159	2,492	1,897,419	404,632	—
Payable for compensation of manager (Note 3)	63,123	103,183	78,574	3,122,510	680,501	18,101
Payable for distribution fees (Note 3)	18,453	28,841	23,549	112,065	40,504	18
Payable to custodian	3,437	4,466	14,917	87,180	32,263	6,364
Payable to transfer agent (Note 3)	14,312	20,484	15,862	207,366	66,527	751
Payable for foreign capital gain tax	—	—	190,504	—	—	—
Other accrued expenses and liabilities	6,105	10,523	7,450	224,721	48,839	1,579
Total Liabilities	$105,430	$2,199,656	$1,128,068	$21,453,083	$19,199,261	$26,813
Net Assets	$95,672,558	$184,376,019	$117,689,546	$4,163,837,864	$949,708,117	$23,889,641

Investments at cost	$66,477,538	$142,188,806	$93,765,339	$3,396,393,124	$785,796,078	$19,206,490

The accompanying notes are an integral part of these financial statements.

PEAR TREE FUNDS

STATEMENT OF ASSETS AND LIABILITIES (continued)

March 31, 2021
PEAR TREE FUNDS

STATEMENT OF ASSETS AND LIABILITIES (continued)

March 31, 2021

	Small Cap	Quality	Emerging Markets World Equity	Foreign Value	Foreign Value Small Cap	International Opportunities
Components of Net Assets:
Shares of beneficial interest	$64,842,646	$130,079,537	$115,750,232	$3,529,579,705	$830,841,500	$18,078,122
Total distributable earnings (loss)	30,829,912	54,296,482	1,939,314	634,258,159	118,866,617	5,811,519
Net Assets Applicable to Outstanding Shares	$95,672,558	$184,376,019	$117,689,546	$4,163,837,864	$949,708,117	$23,889,641
Computation of Net Assets:
Ordinary Shares
Net assets applicable to outstanding shares	$86,880,374	$137,485,401	$109,522,332	$524,971,748	$194,665,042	$85,751
Shares Outstanding	3,166,790	6,503,926	3,680,392	21,576,687	11,769,058	6,147
Net asset value and redemption proceeds per share	$27.43	$21.14	$29.76	$24.33	$16.54	$13.95
Institutional Shares
Net assets applicable to outstanding shares	$8,792,184	$46,890,618	$6,884,997	$2,962,170,723	$625,221,001	$12,313,867
Shares outstanding	263,838	2,004,505	227,793	122,161,922	37,791,438	875,684
Net asset value and redemption proceeds per share	$33.32	$23.39	$30.22	$24.25	$16.54	$14.06
R6 Shares
Net assets applicable to outstanding shares	$—	$—	$1,282,217	$676,695,393	$129,822,074	$11,490,023
Shares Outstanding	—	—	88,502	54,438,524	10,638,274	816,868
Net asset value and redemption proceeds per share	$—	$—	$14.49	$12.43	$12.20	$14.07

The accompanying notes are an integral part of these financial statements.

PEAR TREE FUNDS

PEAR TREE FUNDS

STATEMENT OF OPERATIONS

STATEMENT OF OPERATIONS (continued)

For the Year Ended March 31, 2021
	Small Cap	Quality	Emerging Markets World Equity	Foreign Value	Foreign Value Small Cap	International Opportunities
Investment Income:
Dividends*	1,485,819	2,750,824	1,352,455	85,832,671	16,913,442	329,686
Interest	2,262	1,846	983	47,995	15,170	569
Miscellaneous	—	—	—	—	—	54
Total Investment Income	$1,488,081	$2,752,670	$1,353,438	$85,880,666	$16,928,612	$330,309
Expenses:
Compensation of manager (Note 3)	587,078	1,573,254	1,040,646	33,113,912	7,249,848	170,970
Distribution fees, Ordinary Shares (Note 3)	165,535	313,546	242,169	1,164,149	395,528	173
Administrative fees (Note 3)	22,438	45,445	32,398	959,982	216,209	5,528
Custodian and fund accounting fees	21,567	33,600	152,333	792,333	295,933	44,400
Regulatory and Compliance (Note 3)	4,302	8,986	5,885	190,320	42,208	1,078
Transfer agent fees (Note 3):
Ordinary Shares	109,949	204,587	159,206	753,061	256,385	111
Institutional Shares	11,868	51,974	10,227	3,737,308	743,620	16,037
R6 Shares	—	—	135	61,897	12,791	1,041
Audit and legal	17,676	24,701	39,746	439,624	133,018	3,135
Registration fees	30,456	32,920	29,495	124,177	69,244	1,456
Insurance	1,942	4,092	2,745	87,428	19,135	505
Compensation of trustees (Note 3)	3,135	6,566	4,309	139,198	30,809	783
Printing	5,537	9,348	10,028	184,662	47,277	1,148
Miscellaneous	3,338	6,882	4,645	150,431	33,582	843
Total expenses before waivers/reimbursements/reductions	984,821	2,315,901	1,733,967	41,898,482	9,545,587	247,208
Management Fee Waiver (Note 3)	—	(476,341)	(228,940)	(3,311,391)	(724,985)	—
Transfer Agent Fee Waiver Institutional Shares (Note 3)	(8,596)	(38,291)	(7,476)	(2,774,915)	(551,072)	(11,903)
Manager Reimbursement (Note 3)	—	(12,413)	(791)	(354,875)	—	—
Expenses, Net	$976,225	$1,788,856	$1,496,760	$35,457,301	$8,269,530	$235,305
Net investment income/(loss)	$511,856	$963,814	$(143,322)	$50,423,365	$8,659,082	$95,004

The accompanying notes are an integral part of these financial statements.

PEAR TREE FUNDS

STATEMENT OF OPERATIONS (continued)

For the Year Ended March 31, 2021
PEAR TREE FUNDS

STATEMENT OF OPERATIONS (continued)

For the Year Ended March 31, 2021

	Small Cap	Quality	Emerging Markets World Equity	Foreign Value	Foreign Value Small Cap	International Opportunities
Realized and unrealized gain/(loss) on investments,foreign currency, and foreign translation:
Net realized gain/(loss) (Note 2) on:
Investments **	$7,355,714	$14,220,057	$21,452,559	$(32,932,846)	$27,322,466	$1,357,642
Foreign denominated assets, liabilities, and currency	(350)	—	(47,941)	(726,133)	(173,235)	3,522
Change in unrealized appreciation/(depreciation) of:
Investments	35,418,744	48,239,662	26,187,580	1,652,954,350	347,893,739	8,797,065
Foreign denominated assets, liabilities, and currency	67	—	1,235	281,983	201,248	(5,504)
Net change in deferred non-U.S. taxes	—	—	(190,504)	—	—	—
Net realized and unrealized gain/(loss) on investments and foreign currency	42,774,175	62,459,719	47,402,929	1,619,577,354	375,244,218	10,152,725
Net increase/(decrease) in net assets resulting from operations	$43,286,031	$63,423,533	$47,259,607	$1,670,000,719	$383,903,300	$10,247,729

*
Dividends are net of foreign withholding taxes of  $ 14,353 for Small Cap, $ 54,513 for Quality, $ 223,315 for Emerging Markets World Equity, $ 12,826,804 for Foreign Value, $ 2,463,437 for Foreign Value Small Cap, and $ 33,646 for International Opportunities. Dividends are net of ADR Issuance Fees of  $0 for Small Cap, $4,884 for Quality, $2,644 for Emerging Markets World Equity, $68,462 for Foreign Value, $0 for Foreign Value Small Cap and $0 for International Opportunities.

**
Net realized gains on Investments are net of foreign withholding taxes of  $ 0 for Small Cap, $ 0 for Quality, $ 66,722 for Emerging Markets World Equity, $0 for Foreign Value, $ (13,474) for Foreign Value Small Cap and $ 0 for International Opportunities.

The accompanying notes are an integral part of these financial statements.

PEAR TREE FUNDS

STATEMENT OF CHANGES IN NET ASSETS

	Small Cap
	Year Ended March 31, 2021	Year Ended March 31, 2020
Increase (Decrease) in Net Assets:
Operations:
Net investment income/(loss)	$511,856	$718,167
Net realized gain/(loss) on investments, foreign denominated assets, liabilities, and currency	7,355,364	963,708
Unrealized appreciation/(depreciation) of investments, foreign denominated assets, liabilities, and currency	35,418,811	(30,739,854)
Net increase/(decrease) from operations	$43,286,031	$(29,057,979)
Distributions to shareholders
Ordinary Shares	$(466,625)	$(7,953,135)
Institutional Shares	(64,560)	(403,647)
R6 Shares	—	—
Total distributions to shareholders	$(531,185)	$(8,356,782)
Capital Stock Transactions
Shares Sold
Ordinary Shares	$9,652,320*	$2,149,451
Institutional Shares	552,135	4,191,361
R6 Shares	—	—
Distributions reinvested
Ordinary Shares	358,296	6,222,376
Institutional Shares	64,106	401,328
R6 Shares	—	—
Shares redeemed
Ordinary Shares	(21,770,539)	(32,352,225)
Institutional Shares	(1,627,375)	(661,517)
R6 Shares	—	—
Net increase (decrease) from capital stock transactions	$(12,771,057)	$(20,049,226)
Net Increase (Decrease) in Net Assets	$29,983,789	$(57,463,987)
Net Assets Beginning of Year	65,688,769	123,152,756
Net Assets at End of Year	$95,672,558	$65,688,769

The accompanying notes are an integral part of these financial statements.

PEAR TREE FUNDS

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Small Cap
	Year Ended March 31, 2021	Year Ended March 31, 2020
Share Transactions
Shares sold
Ordinary Shares	415,797	93,239
Institutional Shares	23,147	148,935
R6 Shares	—	—
Distributions reinvested
Ordinary Shares	15,625	262,769
Institutional Shares	2,304	13,994
R6 Shares	—	—
Shares redeemed
Ordinary Shares	(1,147,826)	(1,408,385)
Institutional Shares	(64,855)	(28,482)
R6 Shares	—	—
Increase (Decrease) In Shares Outstanding	(755,808)	(917,930)

*
Includes contributions to capital from investment managers/brokers for : Ordinary $ 33,651.

The accompanying notes are an integral part of these financial statements.

PEAR TREE FUNDS

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Quality
	Year Ended March 31, 2021	Year Ended March 31, 2020
Increase (Decrease) in Net Assets:
Operations:
Net investment income/(loss)	$963,814	$867,149
Net realized gain/(loss) on investments, foreign denominated assets, liabilities, and currency	14,220,057	17,805,794
Unrealized appreciation/(depreciation) of investments, foreign denominated assets, liabilities, and currency	48,239,662	(18,843,745)
Net increase/(decrease) from operations	$63,423,533	$(170,802)
Distributions to shareholders
Ordinary Shares	$(10,169,321)	$(21,298,362)
Institutional Shares	(2,936,199)	(1,216,611)
R6 Shares	—	—
Total distributions to shareholders	$(13,105,520)	$(22,514,973)
Capital Stock Transactions
Shares Sold
Ordinary Shares	$28,142,362	$11,672,040
Institutional Shares	37,362,976	8,720,267
R6 Shares	—	—
Distributions reinvested
Ordinary Shares	7,650,232	16,434,310
Institutional Shares	2,919,228	1,144,224
R6 Shares	—	—
Shares redeemed
Ordinary Shares	(37,292,506)	(46,911,998)
Institutional Shares	(12,299,528)	(4,525,275)
R6 Shares	—	—
Net increase (decrease) from capital stock transactions	$26,482,764	$(13,466,432)
Net Increase (Decrease) in Net Assets	$76,800,777	$(36,152,207)
Net Assets Beginning of Year	107,575,242	143,727,449
Net Assets at End of Year	$184,376,019	$107,575,242

The accompanying notes are an integral part of these financial statements.

PEAR TREE FUNDS

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Quality
	Year Ended March 31, 2021	Year Ended March 31, 2020
Share Transactions
Shares sold
Ordinary Shares	1,606,214	704,279
Institutional Shares	1,865,436	448,510
R6 Shares	—	—
Distributions reinvested
Ordinary Shares	397,828	942,334
Institutional Shares	137,311	59,845
R6 Shares	—	—
Shares redeemed
Ordinary Shares	(2,003,979)	(2,518,292)
Institutional Shares	(580,386)	(227,682)
R6 Shares	—	—
Increase (Decrease) In Shares Outstanding	1,422,424	(591,006)

The accompanying notes are an integral part of these financial statements.

PEAR TREE FUNDS

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Emerging Markets World Equity
	Year Ended March 31, 2021	Year Ended March 31, 2020
Increase (Decrease) in Net Assets:
Operations:
Net investment income/(loss)	$(143,322)	$919,684
Net realized gain/(loss) on investments, foreign denominated assets, liabilities, and currency	21,404,618	1,580,781
Unrealized appreciation/(depreciation) of investments, foreign denominated assets, liabilities, currency, and deferred non-U.S.taxes	25,998,311	(10,634,107)
Net increase/(decrease) from operations	$47,259,607	$(8,133,642)
Distributions to shareholders
Ordinary Shares	$(893,824)	$(1,241,374)
Institutional Shares	(75,708)	(104,488)
R6 Shares	(26,700)	(25,825)
Total distributions to shareholders	$(996,232)	$(1,371,687)
Capital Stock Transactions
Shares Sold
Ordinary Shares	$15,376,000*	$6,026,009
Institutional Shares	1,224,993	2,720,347
R6 Shares	317,202	777,112
Distributions reinvested
Ordinary Shares	633,372	1,000,942
Institutional Shares	75,249	103,586
R6 Shares	26,700	25,825
Shares redeemed
Ordinary Shares	(13,873,470)	(23,372,858)
Institutional Shares	(1,671,276)	(2,720,676)
R6 Shares	(10,936)	(239,742)
Net increase (decrease) from capital stock transactions	$2,097,834	$(15,679,455)

The accompanying notes are an integral part of these financial statements.

PEAR TREE FUNDS

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Emerging Markets World Equity
	Year Ended March 31, 2021	Year Ended March 31, 2020
Net Increase (Decrease) in Net Assets	$48,361,209	$(25,184,784)
Net Assets Beginning of Year	69,328,337	94,513,121
Net Assets at End of Year	$117,689,546	$69,328,337

Share Transactions
Shares sold
Ordinary Shares	678,736	292,985
Institutional Shares	51,440	118,774
R6 Shares	24,209	73,369
Distributions reinvested
Ordinary Shares	21,886	46,042
Institutional Shares	2,563	4,700
R6 Shares	1,897	2,418
Shares redeemed
Ordinary Shares	(553,222)	(1,089,517)
Institutional Shares	(66,560)	(122,270)
R6 Shares	(764)	(22,627)
Increase (Decrease) In Shares Outstanding	160,185	(696,126)

*
Includes contributions to capital from investment managers/brokers for : Ordinary $ 15,162.

The accompanying notes are an integral part of these financial statements.

PEAR TREE FUNDS

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Foreign Value
	Year Ended March 31, 2021	Year Ended March 31, 2020
Increase (Decrease) in Net Assets:
Operations:
Net investment income/(loss)	$50,423,365	$86,859,398
Net realized gain/(loss) on investments, foreign denominated assets, liabilities, and currency	(33,658,979)	(77,692,608)
Unrealized appreciation/(depreciation) of investments, foreign denominated assets, liabilities, and currency	1,653,236,333	(1,081,424,722)
Net increase/(decrease) from operations	$1,670,000,719	$(1,072,257,932)
Distributions to shareholders
Ordinary Shares	$(7,906,281)	$(8,402,060)
Institutional Shares	(51,609,712)	(40,290,824)
R6 Shares	(23,473,738)	(15,956,930)
Total distributions to shareholders	$(82,989,731)	$(64,649,814)
Capital Stock Transactions
Shares Sold
Ordinary Shares	$19,100,403	$55,194,149
Institutional Shares	822,173,788*	847,645,361**
R6 Shares	155,052,686	645,238,508
Distributions reinvested
Ordinary Shares	7,318,465	8,017,095
Institutional Shares	46,255,288	36,228,433
R6 Shares	16,835,574	7,353,409
Shares redeemed
Ordinary Shares	(165,515,787)	(226,193,798)
Institutional Shares	(755,383,932)	(939,856,072)
R6 Shares	(128,898,592)	(356,878,687)
Net increase (decrease) from capital stock transactions	$16,937,893	$76,748,398
Net Increase (Decrease) in Net Assets	$1,603,948,881	$(1,060,159,348)
Net Assets Beginning of Year	2,559,888,983	3,620,048,331
Net Assets at End of Year	$4,163,837,864	$2,559,888,983

The accompanying notes are an integral part of these financial statements.

PEAR TREE FUNDS

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Foreign Value
	Year Ended March 31, 2021	Year Ended March 31, 2020
Share Transactions
Shares sold
Ordinary Shares	927,061	2,717,677
Institutional Shares	43,461,925	44,337,678
R6 Shares	16,062,529	59,427,810
Distributions reinvested
Ordinary Shares	339,919	376,743
Institutional Shares	2,158,436	1,709,695
R6 Shares	1,533,295	664,865
Shares redeemed
Ordinary Shares	(9,038,345)	(11,536,935)
Institutional Shares	(41,223,202)	(49,468,579)
R6 Shares	(12,943,171)	(40,013,880)
Increase (Decrease) In Shares Outstanding	1,278,447	8,215,074

*
Includes contributions to capital from investment managers/brokers for: Institutional $7,950.

**
Includes contributions to capital from investment managers/brokers for: Institutional $865.

The accompanying notes are an integral part of these financial statements.

PEAR TREE FUNDS

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Foreign Value Small Cap
	Year Ended March 31, 2021	Year Ended March 31, 2020
Increase (Decrease) in Net Assets:
Operations:
Net investment income/(loss)	$8,659,082	$49,099,756
Net realized gain/(loss) on investments, foreign denominated assets, liabilities, and currency	27,149,231	(71,883,016)
Unrealized appreciation/(depreciation) of investments, foreign denominated assets, liabilities, and currency	348,094,987	(185,494,576)
Net increase/(decrease) from operations	$383,903,300	$(208,277,836)
Distributions to shareholders
Ordinary Shares	$(5,992,691)	$(5,306,861)
Institutional Shares	(19,488,861)	(18,489,075)
R6 Shares	(5,968,437)	(4,067,199)
Total distributions to shareholders	$(31,449,989)	$(27,863,135)
Capital Stock Transactions
Shares Sold
Ordinary Shares	$21,501,539	$25,566,446
Institutional Shares	210,975,635	227,726,864
R6 Shares	30,009,409*	64,848,733
Distributions reinvested
Ordinary Shares	5,031,680	4,577,597
Institutional Shares	17,545,124	15,541,927
R6 Shares	5,234,277	3,638,819
Shares redeemed
Ordinary Shares	(43,250,129)	(71,126,777)
Institutional Shares	(192,751,012)	(483,601,230)
R6 Shares	(54,982,251)	(16,820,349)
Net increase (decrease) from capital stock transactions	$(685,728)	$(229,647,970)
Net Increase (Decrease) in Net Assets	$351,767,583	$(465,788,941)
Net Assets Beginning of Year	597,940,534	1,063,729,475
Net Assets at End of Year	$949,708,117	$597,940,534

The accompanying notes are an integral part of these financial statements.

PEAR TREE FUNDS

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Foreign Value Small Cap
	Year Ended March 31, 2021	Year Ended March 31, 2020
Share Transactions
Shares sold
Ordinary Shares	1,598,297	1,962,242
Institutional Shares	15,735,721	17,308,254
R6 Shares	3,347,067	6,977,958
Distributions reinvested
Ordinary Shares	348,213	328,379
Institutional Shares	1,215,036	1,116,518
R6 Shares	491,481	349,550
Shares redeemed
Ordinary Shares	(3,470,728)	(5,404,594)
Institutional Shares	(15,620,428)	(38,462,577)
R6 Shares	(6,039,591)	(1,787,051)
Increase (Decrease) In Shares Outstanding	(2,394,932)	(17,611,321)
Includes contributions to capital from investment managers/brokers for : R6 $ 72.

The accompanying notes are an integral part of these financial statements.

PEAR TREE FUNDS

STATEMENT OF CHANGES IN NET ASSETS (continued)

	International Opportunities
	Year Ended March 31, 2021	Year Ended March 31, 2020
Increase (Decrease) in Net Assets:
Operations:
Net investment income/(loss)	$95,004	$(7,444)
Net realized gain/(loss) on investments, foreign denominated assets, liabilities, and currency	1,361,164	(89,017)
Unrealized appreciation/(depreciation) of investments, foreign denominated assets, liabilities, and currency	8,791,561	(4,757,489)
Net increase/(decrease) from operations	$10,247,729	$(4,853,950)
Distributions to shareholders
Ordinary Shares	$(557)	$(197)
Institutional Shares	(79,670)	(30,677)
R6 Shares	(72,287)	(5,039)
Total distributions to shareholders	$(152,514)	$(35,913)
Capital Stock Transactions
Shares Sold
Ordinary Shares	$—	$1,000
Institutional Shares	169,372	3,144,495
R6 Shares	604,636	7,525,311
Distributions reinvested
Ordinary Shares	557	197
Institutional Shares	79,670	30,676
R6 Shares	72,287	5,039
Shares redeemed
Ordinary Shares	—	—
Institutional Shares	(213,582)	(3,175,842)
R6 Shares	(201,957)	(37,873)
Net increase (decrease) from capital stock transactions	$510,983	$7,493,003
Net Increase (Decrease) in Net Assets	$10,606,198	$2,603,140
Net Assets Beginning of Year	13,283,443	10,680,303
Net Assets at End of Year	$23,889,641	$13,283,443

The accompanying notes are an integral part of these financial statements.

PEAR TREE FUNDS

STATEMENT OF CHANGES IN NET ASSETS (continued)

	International Opportunities
	Year Ended March 31, 2021	Year Ended March 31, 2020
Share Transactions
Shares sold
Ordinary Shares	—	96
Institutional Shares	15,397	395,346
R6 Shares	51,044	653,491
Distributions reinvested
Ordinary Shares	44	17
Institutional Shares	6,224	2,696
R6 Shares	5,648	443
Shares redeemed
Ordinary Shares	—	—
Institutional Shares	(18,557)	(397,495)
R6 Shares	(18,279)	(4,830)
Increase (Decrease) In Shares Outstanding	41,521	649,764

The accompanying notes are an integral part of these financial statements.

Pear Tree Polaris Small Cap Fund

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)
	Ordinary Shares
	Years Ended March 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$15.45	$23.97	$25.48	$26.35	$21.61
Income from Investment Operations:
Net investment income (loss)(a)(b)	0.14	0.15	0.07	0.07	0.06
Net realized and unrealized gain/(loss) on securities	12.00	(6.73)	0.22	0.68	4.99
Total from Investment Operations	12.14	(6.58)	0.29	0.75	5.05
Less Distributions:
Dividends from net investment income	(0.16)	(0.14)	(0.01)	(0.04)	(0.15)
Distributions from realized capital gains	—	(1.80)	(1.79)	(1.58)	(0.16)
Total Distributions	(0.16)	(1.94)	(1.80)	(1.62)	(0.31)
Net Asset Value, End of Period	$27.43	$15.45	$23.97	$25.48	$26.35
Total Return	78.75%	(30.27)%	1.87%	2.75%	23.36%
Net Assets, End of Period (000s)	$86,880	$60,008	$118,314	$109,341	$109,247
Ratios and Supplemental Data:
Ratios of expenses to average net assets:(c)
Gross	1.37%	1.35%	1.34%	1.35%	1.35%
Net	1.37%	1.35%	1.34%	1.35%	1.35%
Ratio of net investment income (loss) to average net assets(b)	0.66%	0.63%	0.29%	0.25%	0.25%
Portfolio Turnover	33%	28%	24%	18%	37%

The accompanying notes are an integral part of these financial statements.

Pear Tree Polaris Small Cap Fund

FINANCIAL HIGHLIGHTS (continued)

(For a share outstanding throughout each period)
	Institutional Shares
	Years Ended March 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$18.73	$28.67	$30.07	$30.80	$25.19
Income from Investment Operations:
Net investment income (loss) (a) (b)	0.26 (d)	0.27 (d)	0.21 (d)	0.19 (d)	0.14
Net realized and unrealized gain/(loss) on securities	14.57	(8.17)	0.28	0.79	5.83
Total from Investment Operations	14.83	(7.90)	0.49	0.98	5.97
Less Distributions:
Dividends from net investment income	(0.24)	(0.24)	(0.10)	(0.13)	(0.20)
Distributions from realized capital gains	—	(1.80)	(1.79)	(1.58)	(0.16)
Total Distributions	(0.24)	(2.04)	(1.89)	(1.71)	(0.36)
Net Asset Value, End of Period	$33.32	$18.73	$28.67	$30.07	$30.80
Total Return	79.43%	(30.02)%	2.30%	3.10%	23.71%
Net Assets, End of Period (000s)	$8,792	$5,681	$4,839	$7,395	$7,220
Ratios and Supplemental Data:
Ratios of expenses to average net assets:(c)
Gross	1.12%	1.10%	1.08%	1.10%	1.10%
Net	1.00%	0.98%	0.96%	0.98%	1.10%
Ratio of net investment income (loss) to average net assets(b)	1.04%	1.02%	0.65%	0.62%	0.49%
Portfolio Turnover	33%	28%	24%	18%	37%

(a)
Per share numbers have been calculated using the average shares method.

(b)
Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets reflect net investment income prior to certain reclassifications for federal income or excise tax purposes. The ratio does not include net investment income of the investment companies in which the fund invests.

(c)
Ratios of expenses to average net assets:

▪
Gross (total expenses before fee waivers, reimbursements by the investment advisor, and custody earnings credits, if any).

▪
Net (total expenses net of fee waivers, reimbursements by the investment advisor, and custody earnings credits, if any).

▪
Does not include expenses of the investment companies in which the Fund invests.

(d)
Reflects expense waivers/reimbursements and reductions in effect during the period. See Note 3 to the Financial Statements.

The accompanying notes are an integral part of these financial statements.

Pear Tree Quality Fund

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)
	Ordinary Shares
	Years Ended March 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$15.06	$18.66	$18.83	$17.52	$16.31
Income from Investment Operations:
Net investment income (loss)(a)(b)(c)	0.10	0.12	0.14	0.15	0.16
Net realized and unrealized gain/(loss) on securities	7.55	(0.19)	2.23	2.49	2.04
Total from Investment Operations	7.65	(0.07)	2.37	2.64	2.20
Less Distributions:
Dividends from net investment income	(0.10)	(0.15)	(0.12)	(0.18)	(0.19)
Distributions from realized capital gains	(1.47)	(3.38)	(2.42)	(1.15)	(0.80)
Total Distributions	(1.57)	(3.53)	(2.54)	(1.33)	(0.99)
Net Asset Value, End of Period	$21.14	$15.06	$18.66	$18.83	$17.52
Total Return	51.83%	(2.98)%	14.16%	14.91%	14.04%
Net Assets, End of Period (000s)	$137,485	$97,951	$137,643	$123,781	$112,513
Ratios and Supplemental Data:
Ratios of expenses to average net assets:(d)
Gross	1.52%	1.54%	1.54%	1.54%	1.55%
Net	1.22%	1.27%	1.25%	1.28%	1.30%
Ratio of net investment income (loss) to average net assets(c)	0.53%	0.62%	0.72%	0.81%	0.97%
Portfolio Turnover	41%	35%	57%	48%	31%

The accompanying notes are an integral part of these financial statements.

Pear Tree Quality Fund

FINANCIAL HIGHLIGHTS (continued)

(For a share outstanding throughout each period)
	Institutional Shares
	Years Ended March 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$16.53	$20.18	$20.15	$18.65	$17.30
Income from Investment Operations:
Net investment income (loss) (a) (b) (c)	0.20	0.21	0.23	0.24	0.22
Net realized and unrealized gain/(loss) on securities	8.30	(0.25)	2.40	2.65	2.16
Total from Investment Operations	8.50	(0.04)	2.63	2.89	2.38
Less Distributions:
Dividends from net investment income	(0.17)	(0.23)	(0.18)	(0.24)	(0.23)
Distributions from realized capital gains	(1.47)	(3.38)	(2.42)	(1.15)	(0.80)
Total Distributions	(1.64)	(3.61)	(2.60)	(1.39)	(1.03)
Net Asset Value, End of Period	$23.39	$16.53	$20.18	$20.15	$18.65
Total Return	52.42%	(2.62)%	14.59%	15.34%	14.30%
Net Assets, End of Period (000s)	$46,891	$9,624	$6,084	$6,064	$6,569
Ratios and Supplemental Data:
Ratios of expenses to average net assets: (d)
Gross	1.27%	1.29%	1.29%	1.29%	1.30%
Net	0.80%	0.90%	0.87%	0.93%	1.05%
Ratio of net investment income (loss) to average net assets(c)	0.92%	1.04%	1.08%	1.17%	1.22%
Portfolio Turnover	41%	35%	57%	48%	31%

(a)
Per share numbers have been calculated using the average shares method.

(b)
Reflects expense waivers/reimbursements and reductions in effect during the period. See Note 3 to the Financial Statements.

(c)
Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets reflect net investment income prior to certain reclassifications for federal income or excise tax purposes. The ratio does not include net investment income of the investment companies in which the Fund invests.

(d)
Ratios of expenses to average net assets:

▪
Gross (total expenses before fee waivers, reimbursements by the investment advisor, and custody earnings credits, if any).

▪
Net (total expenses net of fee waivers, reimbursements by the investment advisor, and custody earnings credits, if any).

▪
Does not include expenses of the investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

Pear Tree Axiom Emerging Markets World Equity Fund

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)
	Ordinary Shares
	Years Ended March 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$18.21	$20.86	$23.29	$20.40	$18.96
Income from Investment Operations:
Net investment income (loss)(a)(b)(c)	(0.04)	0.22	0.38	0.32	0.23
Net realized and unrealized gain/(loss) on securities	11.83	(2.53)	(2.36)	2.85	1.52
Total from Investment Operations	11.79	(2.31)	(1.98)	3.17	1.75
Less Distributions:
Dividends from net investment income	(0.24)	(0.34)	(0.45)	(0.28)	(0.31)
Distributions from realized capital gains	—	—	—	—	—
Total Distributions	(0.24)	(0.34)	(0.45)	(0.28)	(0.31)
Net Asset Value, End of Period	$29.76	$18.21	$20.86	$23.29	$20.40
Total Return	64.78%	(11.35)%	(8.31)%	15.63%	9.39%
Net Assets, End of Period (000s)	$109,522	$64,322	$89,347	$110,502	$102,633
Ratios and Supplemental Data:
Ratios of expenses to average net assets:(d)
Gross	1.68%	1.70%	1.67%	1.07%	1.21%
Net	1.46%	1.48%	1.46%	0.97%	1.09%
Ratio of net investment income (loss) to average net assets(c)	(0.16)%	1.01%	1.81%	1.46%	1.21%
Portfolio Turnover	128%	104%	172%(e)	50%	47%

The accompanying notes are an integral part of these financial statements.

Pear Tree Axiom Emerging Markets World Equity Fund

FINANCIAL HIGHLIGHTS (continued)

(For a share outstanding throughout each period)
	Institutional Shares
	Years Ended March 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$18.47	$21.16	$23.63	$20.69	$19.23
Income from Investment Operations:
Net investment income (loss) (a)(b)(c)	0.06	0.26	0.48	0.40	0.34
Net realized and unrealized gain/(loss) on securities	12.02	(2.52)	(2.42)	2.89	1.49
Total from Investment Operations	12.08	(2.26)	(1.94)	3.29	1.83
Less Distributions:
Dividends from net investment income	(0.33)	(0.43)	(0.53)	(0.35)	(0.37)
Distributions from realized capital gains	—	—	—	—	—
Total Distributions	(0.33)	(0.43)	(0.53)	(0.35)	(0.37)
Net Asset Value, End of Period	$30.22	$18.47	$21.16	$23.63	$20.69
Total Return	65.44%	(11.02)%	(7.94)%	16.01%	9.68%
Net Assets, End of Period (000s)	$6,885	$4,440	$5,061	$7,872	$8,078
Ratios and Supplemental Data:
Ratios of expenses to average net assets:(d)
Gross	1.43%	1.45%	1.41%	0.82%	0.95%
Net	1.09%	1.11%	1.08%	0.61%	0.83%
Ratio of net investment income (loss) to average net assets (c)	0.21%	1.19%	2.21%	1.80%	1.69%
Portfolio Turnover	128%	104%	172%(e)	50%	47%

The accompanying notes are an integral part of these financial statements.

Pear Tree Axiom Emerging Markets World Equity Fund

FINANCIAL HIGHLIGHTS (continued)

(For a share outstanding throughout each period)
	R6 Shares
	Years Ended		January 28, 2019*
	2021	2020	through March 31, 2019
Net Asset Value, Beginning of Period	$8.96	$10.47	$10.00
Income from Investment Operations:
Net investment income (loss) (a) (b) (c)	0.04	0.18	0.01
Net realized and unrealized gain/(loss) on securities	5.83	(1.26)	0.46
Total from Investment Operations	5.87	(1.08)	0.47
Less Distributions:
Dividends from net investment income	(0.34)	(0.43)	—
Distributions from realized capital gains	—	—	—
Total Distributions	(0.34)	(0.43)	—
Net Asset Value, End of Period	$14.49	$8.96	$10.47
Total Return	65.58%	(10.95)%	4.70%***
Net Assets, End of Period (000s)	$1,282	$566	$105
Ratios and Supplemental Data:
Ratios of expenses to average net assets: (d)
Gross	1.28%	1.30%	1.64%**
Net	0.99%	0.99%	0.99%**
Ratio of net investment income (loss) to average net assets(c)	0.29%	1.58%	0.44%**
Portfolio Turnover	128%	104%	172% (e)

*
Commenced operations January 28, 2019

**
Annualized.

***
Not Annualized.

(a)
Per share numbers have been calculated using the average shares method.

(b)
Reflects expense waivers/reimbursements and reductions in effect during the period. See Note 3 to the Financial Statements.

(c)
Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets reflect net investment income prior to certain reclassifications for federal income or excise tax purposes. The ratio does not include net investment income of the investment companies in which the Fund invests.

(d)
Ratios of expenses to average net assets:

▪
Gross (total expenses before fee waivers, reimbursements by the investment advisor, and custody earnings credits, if any).

▪
Net (total expenses net of fee waivers, reimbursements by the investment advisor, and custody earnings credits, if any).

▪
Does not include expenses of the investment companies in which the Fund invests.

(e)
Turnover is higher due to Emerging Markets acquiring assets of Pear Tree PanAgora Risk Parity Emerging Markets Fund as of May 8, 2018.

The accompanying notes are an integral part of these financial statements.

Pear Tree Polaris Foreign Value Fund

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)
	Ordinary Shares
	Years Ended March 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$14.83	$20.77	$21.75	$19.15	$17.03
Income from Investment Operations:
Net investment income (loss)(a)(c)	0.23(b)	0.44(b)	0.38(b)	0.29(b)	0.23
Net realized and unrealized gain/(loss) on securities	9.62	(6.13)	(1.17)	2.44	2.07
Total from Investment Operations	9.85	(5.69)	(0.79)	2.73	2.30
Less Distributions:
Dividends from net investment income	(0.35)	(0.25)	(0.11)	(0.13)	(0.18)
Distributions from realized capital gains	—	—	(0.08)	—	—
Total Distributions	(0.35)	(0.25)	(0.19)	(0.13)	(0.18)
Net Asset Value, End of Period	$24.33	$14.83	$20.77	$21.75	$19.15
Total Return	66.76%	(27.75)%	(3.56)%	14.27%	13.59%
Net Assets, End of Period (000s)	$524,972	$435,137	$784,820	$886,354	$859,328
Ratios and Supplemental Data:
Ratios of expenses to average net assets:(d)
Gross	1.50%	1.50%	1.51%	1.51%	1.53%
Net	1.40%	1.40%	1.41%	1.41%	1.53%
Ratio of net investment income (loss) to average net assets(c)	1.18%	2.13%	1.80%	1.39%	1.31%
Portfolio Turnover	23%	28%	12%	30%	15%

The accompanying notes are an integral part of these financial statements.

Pear Tree Polaris Foreign Value Fund

FINANCIAL HIGHLIGHTS (continued)

(For a share outstanding throughout each period)
	Institutional Shares
	Years Ended March 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$14.78	$20.71	$21.71	$19.10	$17.00
Income from Investment Operations:
Net investment income (loss)(a)(c)	0.31(b)	0.50(b)	0.42(b)	0.33(b)	0.26
Net realized and unrealized gain/(loss) on securities	9.60	(6.09)	(1.14)	2.49	2.07
Total from Investment Operations	9.91	(5.59)	(0.72)	2.82	2.33
Less Distributions:
Dividends from net investment income	(0.44)	(0.34)	(0.20)	(0.21)	(0.23)
Distributions from realized capital gains	—	—	(0.08)	—	—
Total Distributions	(0.44)	(0.34)	(0.28)	(0.21)	(0.23)
Net Asset Value, End of Period	$24.25	$14.78	$20.71	$21.71	$19.10
Total Return	67.42%	(27.50)%	(3.20)%	14.75%	13.82%
Net Assets, End of Period (000s)	$2,962,171	$1,740,548	$2,509,455	$1,346,164	$759,793
Ratios and Supplemental Data:
Ratios of expenses to average net assets:(d)
Gross	1.25%	1.25%	1.26%	1.26%	1.27%
Net	1.03%	1.03%	1.04%	1.04%	1.27%
Ratio of net investment income (loss) to average net assets(c)	1.56%	2.45%	1.98%	1.57%	1.49%
Portfolio Turnover	23%	28%	12%	30%	15%

The accompanying notes are an integral part of these financial statements.

Pear Tree Polaris Foreign Value Fund

FINANCIAL HIGHLIGHTS (continued)

(For a share outstanding throughout each period)
	R6 Shares
	Years Ended March 31,				February 6, 2017* through March 31, 2017
	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$7.72	$10.97	$11.65	$10.34	$10.00
Income from Investment Operations:
Net investment income (loss)(a)(c)	0.17 (b)	0.25 (b)	0.25 (b)	0.19 (b)	0.05
Net realized and unrealized gain/(loss) on securities	4.98	(3.16)	(0.64)	1.34	0.29
Total from Investment Operations	5.15	(2.91)	(0.39)	1.53	0.34
Less Distributions:
Dividends from net investment income	(0.44)	(0.34)	(0.21)	(0.22)	—
Distributions from realized capital gains	—	—	(0.08)	—	—
Total Distributions	(0.44)	(0.34)	(0.29)	(0.22)	—
Net Asset Value, End of Period	$12.43	$7.72	$10.97	$11.65	$10.34
Total Return	67.52%	(27.43)%	(3.15)%	14.79%	3.40%***
Net Assets, End of Period (000s)	$676,695	$384,224	$325,774	$275,084	$36,982
Ratios and Supplemental Data:
Ratios of expenses to average net assets:(d)
Gross	1.10%	1.10%	1.11%	1.10%	1.14%**
Net	0.94%	0.94%	0.98%	1.01%	1.14%**
Ratio of net investment income (loss) to average net assets (c)	1.66%	2.28%	2.22%	1.58%	3.39%**
Portfolio Turnover	23%	28%	12%	30%	15%***

*
Commenced operations February 6, 2017

**
Annualized.

***
Not Annualized

(a)
Per share numbers have been calculated using the average shares method.

(b)
Reflects expense waivers/reimbursements and reductions in effect during the period. See Note 3 to the Financial Statements.

(c)
Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets reflect net investment income prior to certain reclassifications for federal income or excise tax purposes. The ratio does not include net investment income of the investment companies in which the fund invests.

(d)
Ratios of expenses to average net assets:

▪
Gross (total expenses before fee waivers, reimbursements by the investment advisor, and custody earnings credits, if any).

▪
Net (total expenses net of fee waivers, reimbursements by the investment advisor, and custody earnings credits, if any).

▪
Does not include expenses of the investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

Pear Tree Polaris Foreign Value Small Cap Fund

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)
	Ordinary Shares
	Years Ended March 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$10.07	$13.56	$15.63	$13.71	$12.06
Income from Investment Operations:
Net investment income (loss)(a)(c)	0.12(b)	0.65(b)	0.33(b)	0.28(b)	0.23
Net realized and unrealized gain/(loss) on securities	6.88	(3.76)	(1.84)	2.07	1.64
Total from Investment Operations	7.00	(3.11)	(1.51)	2.35	1.87
Less Distributions:
Dividends from net investment income	(0.53)	(0.38)	(0.24)	(0.29)	(0.14)
Distributions from realized capital gains	—	—	(0.32)	(0.14)	(0.08)
Total Distributions	(0.53)	(0.38)	(0.56)	(0.43)	(0.22)
Net Asset Value, End of Period	$16.54	$10.07	$13.56	$15.63	$13.71
Total Return	70.25%	(23.73)%	(9.33)%	17.15%	15.73%
Net Assets, End of Period (000s)	$194,665	$133,912	$222,526	$319,531	$270,948
Ratios and Supplemental Data:
Ratios of expenses to average net assets:(d)
Gross	1.53%	1.53%	1.53%	1.52%	1.55%
Net	1.43%	1.43%	1.43%	1.42%	1.55%
Ratio of net investment income (loss) to average net assets(c)	0.90%	4.85%	2.29%	1.85%	1.82%
Portfolio Turnover	35%	33%	52%	26%	46%

The accompanying notes are an integral part of these financial statements.

Pear Tree Polaris Foreign Value Small Cap Fund

FINANCIAL HIGHLIGHTS (continued)

(For a share outstanding throughout each period)
	Institutional Shares
	Years Ended March 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$10.07	$13.57	$15.66	$13.73	$12.07
Income from Investment Operations:
Net investment income (loss)(a)(c)	0.17(b)	0.69(b)	0.37(b)	0.32(b)	0.25
Net realized and unrealized gain/(loss) on securities	6.88	(3.76)	(1.83)	2.09	1.66
Total from Investment Operations	7.05	(3.07)	(1.46)	2.41	1.91
Less Distributions:
Dividends from net investment income	(0.58)	(0.43)	(0.31)	(0.34)	(0.17)
Distributions from realized capital gains	—	—	(0.32)	(0.14)	(0.08)
Total Distributions	(0.58)	(0.43)	(0.63)	(0.48)	(0.25)
Net Asset Value, End of Period	$16.54	$10.07	$13.57	$15.66	$13.73
Total Return	70.84%	(23.50)%	(8.95)%	17.56%	16.13%
Net Assets, End of Period (000s)	$625,221	$367,321	$766,409	$593,619	$312,955
Ratios and Supplemental Data:
Ratios of expenses to average net assets:(d)
Gross	1.28%	1.28%	1.28%	1.27%	1.30%
Net	1.06%	1.06%	1.06%	1.05%	1.30%
Ratio of net investment income (loss) to average net assets(c)	1.27%	5.02%	2.57%	2.08%	2.03%
Portfolio Turnover	35%	33%	52%	26%	46%

The accompanying notes are an integral part of these financial statements.

Pear Tree Polaris Foreign Value Small Cap Fund

FINANCIAL HIGHLIGHTS (continued)

(For a share outstanding throughout each period)
	R6 Shares
	Years Ended March 31,				February 6, 2017* through March 31, 2017
	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$7.53	$10.25	$12.02	$10.63	$10.00
Income from Investment Operations:
Net investment income (loss)(a)(c)	0.13 (b)	0.55 (b)	0.24 (b)	0.26 (b)	0.04
Net realized and unrealized gain/(loss) on securities	5.12	(2.83)	(1.38)	1.62	0.59
Total from Investment Operations	5.25	(2.28)	(1.14)	1.88	0.63
Less Distributions:
Dividends from net investment income	(0.58)	(0.44)	(0.31)	(0.35)	—
Distributions from realized capital gains	—	—	(0.32)	(0.14)	—
Total Distributions	(0.58)	(0.44)	(0.63)	(0.49)	—
Net Asset Value, End of Period	$12.20	$7.53	$10.25	$12.02	$10.63
Total Return	70.90%	(23.46)%	(8.95)%	17.66%	6.30%***
Net Assets, End of Period (000s)	$129,822	$96,708	$74,795	$11,160	$1,927
Ratios and Supplemental Data:
Ratios of expenses to average net assets:(d)
Gross	1.13%	1.13%	1.14%	1.12%	1.14%**
Net	1.03%	1.03%	1.05%	1.02%	1.14%**
Ratio of net investment income (loss) to average net assets(c)	1.32%	5.62%	2.28%	2.12%	2.95%**
Portfolio Turnover	35%	33%	52%	26%	46%***

*
Commenced operations February 6, 2017

**
Annualized

***
Not Annualized

(a)
Per share numbers have been calculated using the average shares method.

(b)
Reflects expense waivers/reimbursements and reductions in effect during the period. See Note 3 to the Financial Statements.

(c)
Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets reflect net investment income prior to certain reclassifications for federal income or excise tax purposes. The ratio does not include net investment income of the investment companies in which the fund invests.

(d)
Ratios of expenses to average net assets:

▪
Gross (total expenses before fee waivers, reimbursements by the investment advisor, and custody earnings credits, if any).

▪
Net (total expenses net of fee waivers, reimbursements by the investment advisor, and custody earnings credits, if any).

▪
Does not include expenses of the investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

Pear Tree Polaris International Opportunities Fund

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)
	Ordinary Shares
	Years Ended March 31,		January 30, 2019* through March 31, 2019
	2021	2020
Net Asset Value, Beginning of Period	$7.98	$10.60	$10.00
Income from Investment Operations:
Net investment income (loss)(a)(c)	0.01	(0.05)	(0.04)
Net realized and unrealized gain/(loss) on securities	6.05	(2.54)	0.64
Total from Investment Operations	6.06	(2.59)	0.60
Less Distributions:
Dividends from net investment income	—	—	—
Distributions from realized capital gains	(0.09)	(0.03)	—
Total Distributions	(0.09)	(0.03)	—
Net Asset Value, End of Period	$13.95	$7.98	$10.60
Total Return	76.07%	(24.50)%	6.00%***
Net Assets, End of Period (000s)	$86	$49	$63
Ratios and Supplemental Data:
Ratios of expenses to average net assets:(d)
Gross	1.62%	1.90%	4.54%**
Net	1.62%	1.90%	4.54%**
Ratio of net investment income (loss) to average net assets(c)	0.12%	(0.44)%	(3.52)%**
Portfolio Turnover	55%	142%(e)	22%***

The accompanying notes are an integral part of these financial statements.

Pear Tree Polaris International Opportunities Fund

FINANCIAL HIGHLIGHTS (continued)

(For a share outstanding throughout each period)
	Institutional Shares
	Years Ended March 31,		January 30, 2019 * through March 31, 2019
	2021	2020
Net Asset Value, Beginning of Period	$8.02	$10.60	$10.00
Income from Investment Operations:
Net investment income (loss)(a)(b)(c)	0.06	(0.01)	(0.04)
Net realized and unrealized gain/(loss) on securities	6.07	(2.54)	0.64
Total from Investment Operations	6.13	(2.55)	0.60
Less Distributions:
Dividends from net investment income	—	—	—
Distributions from realized capital gains	(0.09)	(0.03)	—
Total Distributions	(0.09)	(0.03)	—
Net Asset Value, End of Period	$14.06	$8.02	$10.60
Total Return	76.56%	(24.10)%	6.00%***
Net Assets, End of Period (000s)	$12,314	$6,995	$9,245
Ratios and Supplemental Data:
Ratios of expenses to average net assets:(d)
Gross	1.37%	1.65%	4.29%**
Net	1.25%	1.53%	4.17%**
Ratio of net investment income (loss) to average net assets(c)	0.49%	(0.05)%	(3.15)%**
Portfolio Turnover	55%	142%(e)	22%***

The accompanying notes are an integral part of these financial statements.

Pear Tree Polaris International Opportunities Fund

FINANCIAL HIGHLIGHTS (continued)

(For a share outstanding throughout each period)
	R6 Shares
	Years Ended March 31,		January 30, 2019 (*) through March 31, 2019
	2021	2020
Net Asset Value, Beginning of Period	$8.02	$10.60	$10.00
Income from Investment Operations:
Net investment income (loss) (a) (c)	0.06	(0.01)	(0.04)
Net realized and unrealized gain/(loss) on securities	6.08	(2.53)	0.64
Total from Investment Operations	6.14	(2.54)	0.60
Less Distributions:
Dividends from net investment income	—	(0.01)	—
Distributions from realized capital gains	(0.09)	(0.03)	—
Total Distributions	(0.09)	(0.04)	—
Net Asset Value, End of Period	$14.07	$8.02	$10.60
Total Return	76.69%	(24.08)%	6.00%***
Net Assets, End of Period (000s)	$11,490	$6,240	$1,371
Ratios and Supplemental Data:
Ratios of expenses to average net assets: (d)
Gross	1.22%	1.50%	4.14%**
Net	1.22%	1.50%	4.14%**
Ratio of net investment income (loss) to average net assets(c)	0.51%	(0.08)%	(3.12)%**
Portfolio Turnover	55%	142% (e)	22%***

*
Commenced Operations on January 30, 2019

**
Annualized

***
Not Annualized

(a)
Per share numbers have been calculated using the average shares method.

(b)
Reflects expense waivers/reimbursements and reductions in effect during the period. See Note 3 to the Financial Statements.

(c)
Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets reflect net investment income prior to certain reclassifications for federal income or excise tax purposes. The ratio does not include net investment income of the investment companies in which the fund invests.

(d)
Ratios of expenses to average net assets:

▪
Gross (total expenses before fee waivers, reimbursements by the investment advisor, and custody earnings credits, if any).

▪
Net (total expenses net of fee waivers, reimbursements by the investment advisor, and custody earnings credits, if any).

▪
Does not include expenses of the investment companies in which the Fund invests.

(e)
Turnover is higher due to a change in strategy as of January 1, 2020.

The accompanying notes are an integral part of these financial statements.

PEAR TREE FUNDS

NOTES TO FINANCIAL STATEMENTS

1. Organization of the Trust
Pear Tree Funds, (the “Trust”) is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. As of March 31, 2021, the Trust had six separate series (each a “Fund” and collectively the “Funds”), offering one or more classes of beneficial interest, each Fund having its own investment objective and principal investment strategy. It has a seventh separate series in formation and registration. These Financial Statements only include financial statements for the current Funds.
The current Funds are:
Pear Tree Polaris Small Cap Fund (“Small Cap”), which seeks maximum long-term capital appreciation.
Pear Tree Quality Fund (“Quality”), which seeks long-term growth of capital.
Pear Tree Axiom Emerging Markets World Equity Fund (“Emerging Markets World Equity”), formerly known as Pear Tree PanAgora Emerging Markets Fund, which seeks long-term growth of capital.
Pear Tree Polaris Foreign Value Fund (“Foreign Value”), which seeks long-term capital growth and income.
Pear Tree Polaris Foreign Value Small Cap Fund (“Foreign Value Small Cap”), which seeks long-term capital growth and income.
Pear Tree Polaris International Opportunities Fund (“International Opportunities”), which seeks long-term capital appreciation.
Each of the Funds is a “non-diversified company,” within the meaning of the 1940 Act, other than Emerging Markets World Equity, which is a “diversified company.”
As the Trust is an investment company, each Fund accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services-Investment Companies”.
The Trustees of the Trust (the ‘Trustees”) have authorized each Fund to issue three classes of shares, designated as Ordinary Shares, Institutional Shares and R6 Shares. The three classes differ principally in their respective expense structures and minimum investment requirements. Each class of shares of a Fund represents an interest in the same portfolio of investments of that Fund and has equal rights to voting (except as noted in the following sentence), redemptions, dividends and liquidation. Ordinary Shares bear distribution (Rule 12b-1) fees and have exclusive voting rights with respect to the distribution plan that has been adopted by Ordinary Share shareholders pursuant to Rule 12b-1. There is no 12b-1 distribution plan applicable to Institutional Shares or R6 shares of any Fund. During the period covered by these financial statements, each Fund offered Ordinary Shares and Institutional Shares. R6 Shares were offered only by Emerging Markets World Equity, Foreign Value, Foreign Value Small Cap, and International Opportunities.
At times, a Fund’s investments may include investments in industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. To the extent that a Fund is permitted to invest in foreign markets, especially emerging markets or countries with limited or developing markets, such investments may subject the Fund to a greater degree of risk than in the U.S. market or a developed market. Risks associated with these foreign and developing markets include political, social or economic factors and may affect the price of a Fund’s investments and income generated by these investments, as well as a Fund’s ability to repatriate such amounts. Information regarding each Fund’s principal investment risks is contained in the Funds’ prospectus. Please refer to the Funds’ prospectus when considering a Fund’s investment risks.

PEAR TREE FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

2. Significant Accounting Policies
The following is a summary of significant accounting policies followed by each Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry.
Security Valuation
Portfolio securities are valued each business day generally at the last reported sale price on the principal exchange or market on which they are traded. If on a business day there is no such reported sale, the securities generally are valued at the mean between the last reported bid and asked prices. For securities where no such sales have been reported, a Fund may value such securities at the last reported bid price. In the event that there is information suggesting that valuation of such securities based upon bid and/or asked prices may not be accurate, a Fund may value such securities in good faith at fair value in accordance with procedures (the “Valuation Procedures”) established by the Trustees, which may include a determination to value such securities at the last reported sales price. Short-term investments that mature in 60 days or less are valued at amortized cost. Securities quoted in foreign currencies are translated into U.S. dollars based upon the prevailing exchange rate at the time of valuation. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect a Fund’s net asset value. Because foreign markets may be open at different times than when the New York Stock Exchange is open for regular trading, the value of a Fund’s shares may change on days when Fund shareholders are not able to buy or sell them. If events materially affecting the values of a Fund’s foreign investments occur between the close of foreign markets and the close of regular trading on the New York Stock Exchange, these investments may be valued at their fair value as determined in good faith using the Valuation Procedures.
The Funds’ Valuation Procedures include fair valuation accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs used to develop the measurements of fair value. These inputs are summarized in the three broad levels listed below:
•
Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that a Fund has the ability to access.

•
Level 2 — Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•
Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing a Fund’s own assumptions about the assumptions a market participant would use in valuing the asset liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including the type of security, whether the security is new and not yet established in the marketplace, the liquidity of the markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.
The inputs used to measure fair value may fall into different levels of fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input (with Level 1 being the highest level input and Level 3 being the lowest level input) that is significant to the fair value measurement in its entirety.

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NOTES TO FINANCIAL STATEMENTS (continued)

Changes in valuation techniques may result in transfers in changing an investment’s assigned level within the hierarchy.

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NOTES TO FINANCIAL STATEMENTS (continued)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in these securities. The following is a summary of the inputs used to value each Fund’s net assets as of March 31, 2021:
	Quoted Prices In Active Markets	Significant Other Observable Inputs	Significant Unobservable Inputs	Market Value at March 31, 2021
	Level 1	Level 2	Level 3	Total
Small Cap
Common Stock*	$92,527,190	$—	$—	$92,527,190
Real Estate Investment Trusts	922,948	—	—	922,948
Short-Term Investments	2,227,247	—	—	2,227,247
Total	$95,677,385	$—	$—	$95,677,385
Quality
Common Stock*	$158,322,358	$—	$—	$158,322,358
Depository Receipts	24,865,532	—	—	24,865,532
Short-Term Investments	3,030,678	—	—	3,030,678
Total	$186,218,568	$—	$—	$186,218,568
Emerging Markets World Equity
Common Stock*	$91,284,227	$—	$0	$91,284,227
Depository Receipts	22,588,134	—	—	22,588,134
Mutual Funds	2,342,704	—	—	2,342,704
Preferred Stock	581,807	—	—	581,807
P-Notes	—	305,413	—	305,413
Warrants	—	124,615	—	124,615
Short-Term Investments	536,274	—	—	536,274
Total	$117,333,146	$430,028	$0	$117,763,174
Foreign Value
Common Stock*	$3,802,602,317	$45,232,963	$—	$3,847,835,280
Depository Receipts	99,259,535	—	—	99,259,535
Short-Term Investments	177,509,488	—	—	177,509,488
Total	$4,079,371,340	$45,232,963	$—	$4,124,604,303
Foreign Value Small Cap
Common Stock*	$862,210,627	$29,014,021	$—	$891,224,648
Common Stock Unit	—	—	—	—
Short-Term Investments	69,925,700	—	—	69,925,700
Total	$932,136,327	$29,014,021	$—	$961,150,348
International Opportunities
Common Stock*	$23,383,257	$—	$—	$23,383,257
Common Stock Unit	—	—	—	—
Depository Receipts	—	—	—	—
Preferred Stock	387,067	—	—	387,067
Short-Term Investments	97,478	—	—	97,478
Total	$23,867,802	$—	$—	$23,867,802

PEAR TREE FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

At March 31, 2021 there were two Level 3 securities held by Emerging Markets World Equity. The aggregate market value of these securities was $0 at March 31, 2021. No Level 3 securities were held in Small Cap, Quality, Foreign Value, Foreign Value Small Cap or International Opportunities.
*
Refer to Schedule of Investments for breakout by industry or country.

*
For Small Cap, Quality, and International Opportunities, no common stock was labeled as Level 2 as of March 31, 2021. For Emerging Markets World Equity, Foreign Value and Foreign Value Small Cap, the aggregate market value of common stock labeled as Level 2 consists of the market value of the common stock labeled as Level 2 in the following industries:

	Emerging Markets World Equity	Foreign Value	Foreign Value Small Cap
Banks	$430,028	$45,232,963	$13,938,157
Independent Power & Renewable electricity Producers	—	—	15,075,864
	$430,028	$45,232,963	$29,014,021
Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the U.S. requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.
Guarantees and Indemnifications
In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as, among other things, this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss with respect to these arrangements to be minimal.
Subsequent Events
In preparing these financial statements, the Funds have evaluated subsequent events and transactions for potential recognition or disclosure through the date the financials were issued. Except as provided below, there were no events or transactions that occurred during the period that materially impacted the accounts or disclosures in the Funds’ financial statements.
COVID-19-Related Market Turbulence
An outbreak of COVID-19, a respiratory disease caused by a novel coronavirus, was first detected in China in December 2019 and has spread internationally. This coronavirus has resulted in closing international borders, enhanced health screenings, healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general public concern and uncertainty. The impact of this outbreak already has negatively affected the worldwide economy, as well as the economies of individual countries, the financial health of individual companies and the market in general in significant and unforeseen ways.
The future impact of COVID-19 is currently unknown, although significant progress has been made in developing and distributing vaccines, especially in the U.S. and some developed markets. Moreover, the

PEAR TREE FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

health crises caused by outbreaks of COVID-19 and COVID-19 variants in currently afflicted areas of the world, especially in India and China, may exacerbate other risks that apply to the Funds, including political, social and economic risks. Any such impact could adversely affect a Fund’s performance, the performance of the securities in which the Pear Tree Fund invests and may lead to losses on any investment in a Fund.
Security Transactions and Related Investment Income
Security transactions are accounted for on the trade date (i.e., the date the order to buy or sell is executed, which may or may not be the settlement date). Dividend income, less foreign taxes withheld, is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as a Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Distributions received on securities that represent a return of capital or a capital gain are recorded as reductions of cost of investments and/or as realized gains. Each Fund estimates the components of distributions that may be considered nontaxable distributions or capital gain distributions for tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis. Each Fund’s investment income and realized and unrealized gains and losses are allocated among classes based upon the daily relative net assets.
Reverse Repurchase Agreements
When a Fund participates in a reverse repurchase transaction, the Funds’ custodian takes possession through the federal book-entry system of those securities of the counterparty collateralizing the counterparty’s obligation under the reverse repurchase transaction. Collateral is marked-to-market daily to confirm that the market value of the underlying assets remains sufficient to cover the counterparty’s obligation to the participating Fund. The Funds may experience costs and delays in liquidating the collateral if the counterparty or the issuer of the collateral defaults or enters into bankruptcy. At March 31, 2021, there was no outstanding Reverse Repurchase Agreements.
Counterparty Credit Risk
Some transactions in which a Fund may engage involve instruments that are not traded on an exchange. Rather, these instruments are traded between counterparties based on contractual relationships. As a result, the Fund is subject to the risk that the counterparty will not perform obligations under the related contract. Although the Fund expects to enter into transactions only with counterparties believed by the Fund's investment manager or sub-adviser to be creditworthy, there can be no assurance that a counterparty will not default and that the Fund will not sustain a loss on a transaction as a result.
The purchase of participatory notes involves risk that is in addition to the risks normally associated with a direct investment in the underlying securities. A participatory note (or “P-Note") a type of equity-linked derivative that generally is traded over-the-counter and constitutes general unsecured contractual obligations of the banks or broker-dealers that issue them. Generally, banks and broker-dealers associated with non-U.S.-based brokerage firms buy securities listed on certain foreign exchanges and then issue P-Notes which are designed to replicate the performance of certain issuers and markets. A Fund holding a participatory note is subject to the risk that the counterparty or issuer of the P-Note may not be able to fulfill its obligations or that the holder and counterparty or issuer may disagree as to the meaning or application of contractual terms. Additionally, while P-Notes may be listed on an exchange, there is no guarantee that the counterparty or issuer of a P-Note will be willing to repurchase such instrument when a Fund wishes to sell it.

PEAR TREE FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

Foreign Currency Transactions
All monetary items denominated in foreign currencies are translated into U.S. dollars based on the prevailing exchange rate at the time of valuation. Income and expenses denominated in foreign currencies are translated at the prevailing rates of exchange when accrued or incurred.
Reported net realized gains and losses on foreign currency transactions represent net gains and losses from currency gains and losses realized between the trade and settlement dates on investment transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.
Forward Foreign Currency Contracts
Certain Funds may enter into forward foreign currency contracts to manage their exposure to fluctuations in certain foreign currencies. A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a set price. The forward currency contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by a Fund as an unrealized gain or loss. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it is opened and the value at the time it is closed. In addition to the risks of financial investments mentioned above, risks arise from unanticipated movements in currency values. At March 31, 2021 there was no outstanding Forward Foreign Currency Contracts.
Spot Foreign Currency Contracts
Certain funds may engage in spot foreign currency contracts. A spot foreign currency contract is an obligation to buy or sell with one currency a specified amount of another currency at the prevailing exchange rate for immediate settlement on the spot date, which is generally T + 2. Although, these transactions are instantaneous and may mitigate unwanted foreign exchange exposure, they are subject to movements in the spot exchange rate (i.e., the prevailing exchange rate at the time of the transaction), which can be unpredictable.
At March 31, 2021, there was no outstanding Spot Foreign Currency Contracts:
Securities Lending
During the period covered by this report, no Fund lent any of its securities and the Funds currently are not participating in a securities lending program.
Allocations of Trust Expenses
Trust expenses attributable to a specific Fund are allocated in their entirety to that Fund. Trust expenses that are not attributable to a specific Fund are allocated among all Funds in proportion to the respective net assets of the Funds.
A Fund’s expenses allocable to a specific class of shares of that Fund, such as distribution (12b-1) fees and certain transfer agent and fund administration fees, are allocated to that class. Fund expenses that are not attributable to a specific class, which includes management fees and custody expenses, are allocated to all classes in proportion to the respective net assets of the Fund’s classes. (See Note 3.)
Income and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on their respective percentages of adjusted net assets at the beginning of the day.

PEAR TREE FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

Distributions to Shareholders
Distributions to shareholders are recorded as of the ex-dividend date. Distributions paid by each Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Ordinary Shares incur distribution (12b-1) fees while Institutional Shares and R6 Shares do not. Distributions from net investment income for each Fund, if any, are declared and paid annually. Distributions from net realized gains for each Fund, if any, are generally declared and paid annually.
3. Management Fee, Advisory Fees and Other Affiliate Transactions
Management Fees
The Trust has entered into a management agreement (the “Management Agreement”) with Pear Tree Advisors, Inc. (the “Manager”) with respect to each Fund. Compensation of the Manager, for management and administration of the Funds, including selection and monitoring of investment sub-advisers, is paid monthly based on the average daily net asset value of each Fund for the month. The annual stated contractual rate of such fees is 1.00 percent of the average daily total net assets of each of the Funds except for Small Cap, for which there is an annual rate of 0.80 percent of the average daily total net assets and International Opportunities, for which there is an annual rate of 0.90 percent of the average daily total net assets.
For the period of March 31, 2017 through July 31, 2021, with respect to Foreign Value and Foreign Value Small Cap, the Manager has agreed to waive a portion of its management fees that it would otherwise receive under the Management Agreement such that the actual aggregate management fee that the Manager would receive during the waiver period for serving as the investment manager of each such Fund would be calculated using an annual rate of 0.90 percent of that Fund’s Net Assets, as such term is defined in the Management Agreement. Prior to July 31, 2021, this arrangement only may be terminated by the Trustees in their sole discretion.
Beginning December 1, 2013, the Manager has agreed until July 31, 2021 to waive a portion of its management fee relating to Quality Fund such that the aggregate management fee to be received by the Manager during the waiver period would be determined using (a) an annual rate of 0.75 percent of Quality Fund’s average daily net assets if the Quality Fund’s average daily net assets are up to and including $125 million, and (b) thereafter, an annual rate of 0.50 percent of Quality Fund’s average daily net assets for amounts in excess of  $125 million. Prior to July 31, 2021, this arrangement only may be terminated by the Trustees in their sole discretion.
Beginning March 18, 2016, the Manager contractually agreed until July 31, 2021 to waive such portion of the management fees that it would otherwise receive under its agreement with the Trust for serving as investment manager to Emerging Markets World Equity Fund, such that the aggregate management fee that the Manager would receive during the waiver period for serving as the investment manager of Emerging Markets World Equity Fund would be calculated using (a) an annual rate of 0.78 percent if Emerging Markets World Equity Fund’s net assets are up to $300 million, (b) an annual rate of 0.83 percent if Emerging Markets World Equity Fund’s net assets are between $300 million and $600 million, and (c) an annual rate of 0.88 percent if Emerging Markets World Equity Fund’s net assets are in excess of $600 million. Prior to July 31, 2021, this arrangement only may be terminated by the Trustees in their sole discretion.
In addition, under the Management Agreement, the Manager has agreed to reduce its compensation, and if necessary, assume expenses, with respect to Small Cap to the extent that the total expenses of Small Cap Fund individually exceed 2 percent of average net assets for any fiscal year. Small Cap Fund expenses subject to this limitation are exclusive of brokerage, interest, taxes and extraordinary expenses, which include incremental custody costs associated with international securities. Expenses are calculated gross of custody credits, if applicable.

PEAR TREE FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

For the year ended March 31, 2021, aggregate management fees inclusive of fee waivers from all Funds were $38,994,051, as disclosed on the Statement of Operations.
Effective November 15, 2019 through July 31, 2021, the Manager has agreed to reimburse the Emerging Markets Fund R6 Shares and Foreign Value Fund R6 Shares to the extent necessary for the Fund to maintain the total net annual operating expenses for the class to 0.99% and 0.94% respectively. Prior to July 31, 2021 this arrangement only may be terminated by the Trustees in their sole discretion.
Effective June 1, 2020 through July 31, 2021, the Manager has agreed to reimburse the Pear Tree Quality Fund Institutional Shares to the extent necessary for the Fund to maintain the total net annual operating expenses for the class to 0.79%. Prior to July 31, 2021 this arrangement only may be terminated by the Trustees in their sole discretion.
Any amounts reimbursed by the Manager are not subject to recoupment by the Manager.
Sub-Advisory Fees
The Manager has entered into sub-advisory contracts with the following sub advisers (collectively the “Sub-Advisers”) to provide investment sub-advisory services to the following Funds: Axiom International Investors, LLC (Emerging Markets World Equity), Chartwell Investment Partners, LLC, (Quality) and Polaris Capital Management, LLC (Small Cap, Foreign Value, Foreign Value Small Cap and International Opportunities.
For services rendered, the Manager pays to the Sub-Advisers of a Fund a fee based on a percentage of the average daily total net assets of the Fund. The fee for each Fund is determined separately. During the year ended March 31, 2021, the fees paid by the Manager to the Sub-Advisers of the Funds were as follows:
Small Cap	0.25% of the first $100 million and 0.30% of amounts in excess of $100 million but less than $200 million and 0.325% of amounts in excess of $200 million of average daily total net assets
Quality	A fee equal to the flat annual rate of $90,000.
Emerging Markets World Equity	0.35% for the first $100 Million and 0.40% of the amounts in excess of $100 million but less than $200 million and 0.45% of amounts in excess of $200 million of average daily total net assets
Foreign Value	0.35% of the first $35 million and 0.40% of amounts in excess of $35 million but less than $200 million and 0.50% of assets in excess of $200 million of average daily total net assets

PEAR TREE FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

Foreign Value Small Cap	0.35% of the first $35 million and 0.40% of amounts in excess of $35 million but less than $200 million and 0.50% of amounts in excess of $200 million of average daily total net assets.
International Opportunities	0.30% of the first $35 million, 0.35% of amounts in excess of $35 million but less than $200 million and 0.45% of amounts in excess of $200 million of average daily total net assets
As of March 31, 2017 and until July 31, 2021, the sub-adviser to each of Foreign Value and Foreign Value Small Cap has contractually agreed to waive its sub-advisory fees such that the aggregate sub-advisory fee that the Sub-Adviser would receive during the waiver period would be calculated using the following annual rates:
Foreign Value	0.30% of the first $35 million and 0.35% of amounts in excess of $35 million but less than $200 million and 0.45% of assets in excess of $200 million of average daily total net assets
Foreign Value Small Cap	0.30% of the first $35 million and 0.35% of amounts in excess of $35 million but less than $200 million and 0.45% of assets in excess of $200 million of average daily total net assets.
This sub-advisory fee waiver only may be terminated upon the termination of the corresponding management fee waiver, and the corresponding management fee waiver only may be terminated with the approval of the Trustees.
Distribution Fees, including Fees under 12b-1 Plans
The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the”12b-1 Plan”), which allows each Fund to pay certain distribution and shareholder servicing activities relating to Ordinary Shares from Fund assets. The Funds also have entered into a distribution agreement (the “Distribution Agreement”) with U.S. Boston Capital Corporation (the “Distributor”). For its services under the 12b-1 Plan and the Distribution Agreement, the Distributor receives the distribution (12b-1) fees, that is, 0.25 percent of the average daily net asset value of the Ordinary Shares of the Funds, payable monthly.
Holders of Institutional Shares and R6 Shares pay no portion of the 12b-1 Plan expenses of the Funds applicable to Ordinary Shares, and neither Institutional Shares nor R6 Shares are subject to any other distribution plan adopted pursuant to Rule 12b-1. Holders of Institutional Shares and R6 Shares also are not entitled to vote on matters involving the 12b-1 Plan applicable to Ordinary Shares.
During the year ended March 31, 2021, the aggregate 12b-1 distribution fees of the Funds were $2,281,100, as disclosed on the Statement of Operations.

PEAR TREE FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

Transfer Agent Fees
Transfer agent functions are provided to the Funds by Pear Tree Institutional Services, a division of the Manager (the “Transfer Agent”), pursuant to a transfer agent agreement (the “Transfer Agent Agreement”). The Transfer Agent Agreement, provides that with respect to Ordinary Shares and Institutional Shares, base fees are payable to the Transfer Agent at an annual rate of 0.16 percent of the average daily total net asset value of each such class, and with respect to R6 Shares, base fees payable at an annual rate of 0.01 percent of the average daily total net asset value of R6 Shares. The Transfer Agent also is entitled to reimbursement of out-of-pocket expenses.
The Transfer Agent has contractually agreed to waive such portion of the base fees that it would otherwise receive for serving as the transfer agent such that the aggregate transfer agent fee with respect to Institutional Shares would be calculated using an annual rate of  .04 percent of that Fund’s net assets attributable to Institutional Shares, these waivers are effective as follows:
 March 31, 2017 through July 31,2021 for Small Cap, Foreign Value, and Foreign Value Small Cap.
 June 1, 2017 through July 31,2021 for Quality and Emerging Markets World Equity.
 January 1, 2019 through July 31,2021 for International Opportunities.
Prior to July 31,2021, these arrangements only may be terminated by the Trustees in their sole discretion.
During the year ended March 31, 2021, the aggregate transfer agent fees, inclusive of fee waivers, from all Funds were $2,737,944, as disclosed on the Statement of Operations.
Fund Administration Fees
Pursuant to an Administration Agreement, the Manager provides certain administrative services to the Funds. During the year ended March 31, 2021, the aggregate amount of fees paid by all Funds pursuant to this agreement was $1,282,000, as disclosed on the Statement of Operations.
The Trustees have approved reimbursement to the Manager for a percentage of the compensation (including benefits) paid by the Manager to the Trust’s Chief Compliance Officer. For the year ended March 31, 2021, the Trust reimbursed the Manager a portion of the Chief Compliance Officer’s compensation in the aggregate amount of $252,779.
Custody and Fund Accounting
Effective May 1, 2020, UMB Fund Services, LLC began serving as a fund administrator to each Fund, replacing State Street Bank and Trust Company (“State Street”). Effective June 1, 2020, UMB Bank, n.a. began serving as the custodian of each Fund’s assets replacing State Street.
To the knowledge of the Trust, neither is affiliated with the Manager, any Sub-Adviser, or the Distributor. Custody credits generated by interest earned on un-invested cash balances maintained by the Funds are used to offset custodial expenses of the Funds. For the 12 months ended March 31, 2021, there were no custody credits.
Trustees’ Fees
For the year ended March 31, 2021, each Trustee who was not an “interested person” of the Trust, each, an “Independent Trustee”, as that term is defined in the 1940 Act, received a fee for serving in that role in the aggregate amount of $42,500, and each of the Chairman of the Audit Committee and the Lead Independent Trustee received additional payments for such period in the aggregate amount of  $3,000. Of that amount, $1,000 was waived by the Independent Trustees. All fees paid to the Trustees were allocated among the Funds in proportion to their respective net assets. Compensation for the services of the Trustee who was an interested person of the Trust during that period was paid by the Manager.

PEAR TREE FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

4. Purchases and Sales
During the year ended March 31, 2021, purchases of investment securities other than U.S. Government obligations and short-term investments, by Small Cap, Quality, Emerging Markets, Foreign Value, Foreign Value Small Cap, and International Opportunities, were $23,356,528, $82,487,062, $130,182,063, $744,033,404, $241,712,606, and $12,354,788, respectively. Sales of such securities for the Funds were $35,122,968, $61,550,865, $129,743,223, $861,691,937, $249,948,539 and $10,051,798, respectively.
5. Contingent Liability
The Trust maintains a joint fidelity bond with the Funds’ Transfer Agent through ICI Mutual Insurance Company (“ICI Mutual”). The annual premium is allocated among the Funds and the Transfer Agent. Additionally, the Funds committed $54,174 in cash (i.e., “reserve premium”) to ICI Mutual, with each Fund’s pro rata portion recorded as an asset. Such reserve premium is held by ICI Mutual (and is returnable to the Funds under specified circumstances).
6. Concentration of Risk
The relatively large investments of Emerging Markets, and from time to time, Foreign Value, Foreign Value Small Cap, and International Opportunities, in countries with limited or developing capital markets may involve greater risks than investments in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of each Fund’s investments and the income they generate, as well as each Fund’s ability to repatriate such amounts.
Money Market Investments
The Funds invest in the Federated Hermes Treasury Obligations Fund (“TOIXX”). Amounts held at TOIXX principally represent uninvested investment proceeds and cash held to meet expected shareholder redemptions.
The Funds attempt to meet their investment objectives by investing in:
• Obligations issued or guaranteed as to principal and/or interest, as applicable, by the U.S. government or its agencies and instrumentalities, such as U.S. Treasury securities and securities issued by the Government National Mortgage Association (“GNMA”), which are backed by the full faith and credit of the United States;
• Obligations issued or guaranteed by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, and U.S. government-sponsored entities such as the Federal Home Loan Bank, and the Federal Farm Credit Banks Funding Corporation, which are not backed by the full faith and credit of the United States; and
• Repurchase agreements collateralized by U.S. government securities.
TOIXX files complete Semi-Annual and Annual Reports with the U.S. Securities and Exchange Commission for semi-annual and annual periods of each fiscal year on Form N-CSR. The Forms N-CSR are available on the website of the U.S. Securities and Exchange Commission at www.sec.gov, and may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The net expense ratio per September 30, 2020 Prospectus of Federated Hermes Treasury Obligations Fund was 0.55%.
7. Federal Income Taxes
It is the policy of the Funds to distribute all of their taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code (“IRC”) applicable to regulated investment companies. Therefore, no Federal income tax provision is required.

PEAR TREE FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

The tax components of capital shown in the following tables represent: (1) losses or deductions the portfolios may be able to offset against income and gains realized in future years, (2) distribution requirements the portfolios must satisfy under the income tax regulations, and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.
Certain Funds had capital loss carryovers at March 31, 2021. The accumulated capital losses noted in the table may be available to offset future realized capital gains and thereby reduce future taxable gain distributions.
	March 31, 2021
	Capital Loss Carry Forward due to Merger Subject to Limitation	Capital Loss Short Term No Expiration Short Term	Capital Loss Long Term No Expiration Long Term	Total Capital Loss
Small Cap	$—	$—	$—	$—
Quality	—	—	—	—
Emerging Markets World Equity	(24,627,936)	—	—	(24,627,936)
Foreign Value	—	—	(123,154,880)	(123,154,880)
Foreign Value Small Cap	—	(24,156,342)	(23,501,988)	(47,658,330)
International Opportunities	—	—	—	—
Emerging Markets World Equity Fund’s acquired losses are subject to an annual Section 382 limit of $766,783.
Each Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by the tax authorities. Management has analyzed each Fund’s tax positions, and it has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years 2018-2020, or expected to be taken in the Fund’s 2021 tax returns. Each Fund identifies its major tax jurisdictions as U.S. Federal and Massachusetts State; however, the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits with respect to any Fund will change materially in the next twelve months.
The primary differences between book and tax appreciation or depreciation of investments consist of wash sale loss deferrals, return of capital distributions by real estate investment trusts (“REITS”), mark-to-market

PEAR TREE FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

valuation on passive foreign investment companies (“PFICS”) held and foreign capital gains taxes accrued. The net tax appreciation/(depreciation) in the table below includes unrealized tax gain/(loss) on foreign currency and investments.
	March 31, 2021
Portfolio	Org Cost	Undistributed Ordinary Income	Undistributed Capital Gains	Late Year Ordinary and Post October Capital Loss Deferrals	Capital Loss Carryover	Net Tax Appreciation/ (Depreciation)	Total
Small Cap	$—	$2,372,624	$—	$—	$—	$28,457,288	$30,829,912
Quality	—	1,612,815	9,245,795	—	—	43,437,872	54,296,482
Emerging Markets World Equity	—	1,562,187	3,006,529	—	(24,627,936)	21,998,534	1,939,314
Foreign Value	—	68,248,029	—	—	(123,154,880)	689,165,010	634,258,159
Foreign Value Small Cap	—	2,003,934	—	—	(47,658,330)	164,521,013	118,866,617
International Opportunities	(37,097)	1,213,140	83,490	—	—	4,551,986	5,811,519
At March 31, 2021, the tax composition of dividends was as follows:
Portfolio	Ordinary Income	Long-Term Capital Gains	Tax Return Of Capital
Small Cap	$531,185	$—	$—
Quality	1,624,454	11,481,066	—
Emerging Markets World Equity	996,232	—	—
Foreign Value	82,989,731	—	—
Foreign Value Small Cap	31,449,989	—	—
International Opportunities	152,514	—	—
At March 31, 2020, the tax composition of dividends was as follows:
Portfolio	Ordinary Income	Long-Term Capital Gains	Tax Return Of Capital
Small Cap	$603,954	$7,752,828	$—
Quality	1,500,172	21,014,801	—
Emerging Markets World Equity	1,371,687	—	—
Foreign Value	64,649,814	—	—
Foreign Value Small Cap	27,863,135	—	—
International Opportunities	35,913	—	—
Accounting principles generally accepted in the United States require that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on a Fund’s net assets or a Fund’s net asset value per share. For the year ended March 31, 2021, permanent differences in book and tax accounting have been reclassified to shares of beneficial interest and distributable earnings for the Small Cap, Quality, Emerging Markets World Equity, Foreign Value, Foreign Value Small Cap, and International Opportunities Funds for $434, $0, $0, $0, $0, and $16, respectively.
Permanent differences primarily relate to net operating losses, return of capital distributions by real estate investment trusts (REITs) and non-REIT securities, foreign currency reclasses, adjustments for sale of shares in passive foreign investment corporations (PFICs), re-designations of distributions and foreign capital gains tax reclass.

PEAR TREE FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

Federal Tax Information (unaudited)
Designation Requirements at March 31, 2021
Qualified Dividend Income Percentage
Small Cap	51.70%
Quality	100.00%
Emerging Markets World Equity	65.82%
Foreign Value	100.00%
Foreign Value Small Cap	100.00%
International Opportunities	20.21%
The Funds may elect under section 853 of the Internal Revenue Code to pass through foreign tax credit to its shareholders for the year ended March 31, 2021.
The total amount of foreign taxes that is expected to pass through to shareholders and the respective foreign source income are as follows:
	Foreign Tax Credit	Foreign Source Income
Emerging Market World Equity	$289,617	$838,522
Foreign Value	8,668,542	67,578,517
Foreign Value Small Cap	2,100,487	10,707,356
International Opportunities	31,363	127,013

PEAR TREE FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Trustees of the Pear Tree Funds
Lincoln, Massachusetts 01773
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of the Pear Tree Polaris Small Cap Fund, Pear Tree Quality Fund, Pear Tree Axiom Emerging Markets World Equity Fund, Pear Tree Polaris Foreign Value Fund, Pear Tree Polaris Foreign Value Small Cap Fund, and Pear Tree Polaris International Opportunities Fund (the “Funds”), each a series of the Pear Tree Funds (the “Trust”), including the schedules of investments, as of March 31, 2021, the related statements of operations, the statements of changes in net assets, and financial highlights for each of the periods indicated in the table below, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of March 31, 2021, the results of their operations, the changes in their net assets, and their financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.
Individual Funds constituting Pear Tree Funds	Statement of operations	Statements of changes in net assets	Financial highlights
Pear Tree Polaris Small Cap Fund, Pear Tree Quality Fund, Pear Tree Axiom Emerging Markets World Equity Fund, Pear Tree Polaris Foreign Value Fund, Pear Tree Polaris Foreign Value Small Cap Fund	For the year ended March 31, 2021	For each of the two years in the period ended March 31, 2021	For each of the five years in the period ended March 31, 2021
Pear Tree Polaris International Opportunities Fund	For the year ended March 31, 2021	For each of the two years in the period ended March 31, 2021	For each of the two years in the period ended March 31, 2021 and the period January 30, 2019 (Commencement of operations) through March 31, 2019.
Basis for Opinion
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 2007.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of the Funds’ internal control over financial reporting. As part of our audits

PEAR TREE FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM (continued)

we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2021 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
TAIT, WELLER & BAKER LLP
Philadelphia, Pennsylvania
May 28, 2021

PEAR TREE FUNDS

INFORMATION FOR SHAREHOLDERS

Quarterly Portfolio Disclosure
Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The Funds’ Forms N-PORT (and formerly Forms N-Q) are available on the SEC’s website at www.sec.gov. For a complete list of a fund’s portfolio holdings, you may also view the most recent monthly holdings report, semi-annual report or annual report on the Pear Tree Funds’ web site at www.peartreefunds.com.
Portfolio Proxy Voting Policies and Information
Information on the Funds’ proxy voting policies and on how the Pear Tree Funds voted proxies related to portfolio securities for the 12-month period ended June 30, 2019 is available without charge online at www.peartreefunds.com and at www.sec.gov. You may also call 1-800-326-2151 to request a free copy of the proxy voting information or the proxy voting policies.
Household Delivery of Fund Documents
With your consent, the Trust may send a single proxy statement, prospectus and shareholder report to your residence for you and any other member of your household who has an account with the Funds. If you wish to revoke your consent to this practice, you may do so by notifying the Fund’s transfer agent, by phone or in writing (see “For Account Information”). The mailing of separate proxy statements, prospectuses and shareholder reports will begin within 30 days after receiving your notice.

PEAR TREE FUNDS

TRUSTEES AND OFFICERS (Unaudited)

The tables below identify the current Trustees and officers of the Trust, their ages, their present positions with the Trust, terms of office with the Trust and length of time served, principal occupations over at least the last five years and other directorships/trusteeships held. Each Trustee and officer holds office for an indefinite term until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The mailing address of each of the Trustees and Officers of the Trust is 55 Old Bedford Road, Suite 202, Lincoln, Massachusetts 01773.
Messrs. Armstrong, Bulbrook, Dunlap and Marshall are members of the Funds’ Audit Committee. Mr. Marshall is the Chair of the Audit Committee. The Fund’s Statement of Additional Information (“SAI”) includes additional information about the Fund Trustees and is available without charge, upon request. To obtain a free copy of the current SAI, please access the Funds’ web site at www.peartreefunds.com or call shareholder services at 1-800-326-2151.
Trustees who are not Interested Persons of the Trust
The following individuals are Trustees of the Trust (each, a “Trustee”), but not “interested persons” of the Trust, as that term is defined in the 1940 Act.
Name and Age	Position Held With Trust	Term of Office/ Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustee in Public Companies
Robert M. Armstrong (Born: March 1939)	Trustee	Indefinite Term (1985 to present)	Independent Director and Consultant Services (1998–Present)	6	None
John M. Bulbrook (Born: July 1942)	Trustee	Indefinite Term (1985 to present)	CEO and Treasurer, John M. Bulbrook Insurance Agency, Inc. (d/b/a Bulbrook/Drislane Brokerage) (distributor of financial products, including insurance) (1984–Present)	6	None

PEAR TREE FUNDS

TRUSTEES AND OFFICERS (Unaudited) (continued)

Name and Age	Position Held With Trust	Term of Office/ Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustee in Public Companies
William H. Dunlap (Born: March 1951)	Trustee	Indefinite Term (October 2006 to present)	President, New Hampshire Historical Society, (Feb. 2010–Present); Principal, William H. Dunlap & Company (consulting firm) (2005– Present); Director, Merrimack County Savings Bank (2005–Present); Trustee, New Hampshire Mutual Bancorp (2013–Present)	6	None
Clinton S. Marshall (Born: May 1957)	Trustee	Indefinite Term (April 2003 to present)	Principal, Coastal CFO Solutions, outsource firm offering CFO solutions to businesses (1998–Present); CFO, Fore River Company (2002–Present)	6	None

PEAR TREE FUNDS

TRUSTEES AND OFFICERS (Unaudited) (continued)

Trustees and Officers who are Interested Persons of the Trust
The following individuals are Trustees or officers of the Trust who are “interested persons” of the Trust, as that term is defined in the 1940 Act.
Name and Age	Position Held With Trust	Term of Office/ Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustee/ Officer in Public Companies
Willard L. Umphrey* (Born: July 1941)	Trustee, President, Chairman (1985 to present)	Indefinite Term (1985 to present)	Director, U.S. Boston Capital Corporation; President, Pear Tree Advisors, Inc.	6
U.S. Boston Corporation; U.S. Boston Asset Management Corporation; Pear Tree Advisors, Inc.; Pear Tree Partners Management LLC; Unidine Corporation; USB Corporation; U.S. Boston Insurance Agency, Inc.; U.S. Boston Capital Corporation; Woundchek Laboratories

PEAR TREE FUNDS

TRUSTEES AND OFFICERS (Unaudited) (continued)

Name and Age	Position Held With Trust	Term of Office/ Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustee/ Officer in Public Companies
Leon Okurowski (Born: December 1942)	Vice President, Treasurer (1985 to present)	(1985 to present)	Director and Vice President, U.S. Boston Capital Corporation; Treasurer, Pear Tree Advisors, Inc.	N/A
Everest USB Canadian Storage, Inc.; Pear Tree Advisors, Inc.; U.S. Boston Corporation; U.S. Boston Asset Management Corporation; USB Corporation; USB Everest Management, LLC; USB Everest Storage LLC; U.S. Boston Insurance Agency, Inc.; U.S. Boston Capital Corporation; Woundchek Laboratories

Deborah A. Kessinger (Born: May 1963)	Assistant Clerk and Chief Compliance Officer	(April 2005 to Present)
Senior Counsel (since 9/2004), President (since 8/2007) and Chief Compliance Officer (since 12/2005), U.S. Boston Capital Corporation; Senior Counsel (since 9/2004) and Chief Compliance Officer (since 10/2006), Pear Tree Advisors, Inc.; Compliance Consultant, Broadridge Financial Solutions (formerly Forefield, Inc.) (software provider) (2007 to 2016)
				N/A	None

PEAR TREE FUNDS

TRUSTEES AND OFFICERS (Unaudited) (continued)

Name and Age	Position Held With Trust	Term of Office/ Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustee/ Officer in Public Companies
Diane Hunt (Born: February 1962)	Assistant Treasurer	(June 2010 to Present)	Controller (Since 3/2010) Pear Tree Advisors, Inc.; Accountant (Since 1984) U.S. Boston Capital Corporation	N/A	None
Thomas Buckley (Born: April 1985)	Clerk	(July 2018 to Present)
Legal Product Manager, Pear Tree Advisors, Inc.; Compliance Officer, Cantella & Co., Inc. (2/2018 – 7/2018); Compliance and Operations Associate, Arthur W. Wood Company (6/2016 –2/2018); Logistics Supervisor, Planet Eclipse LLC (1/2005 – 6/2016)
				N/A	None
John Hunt (Born: July 1958)	Assistant Clerk	(February 2016 to Present)	Partner, Sullivan & Worcester LLP (4/2016 to present); Partner, Nutter, McClennen & Fish LLP (6/2012 to 4/2016)	N/A	None

•
Trustee has been determined to be an “Interested Trustee” by virtue of, among other things, affiliation with one or more of the Funds’ investment advisor, Pear Tree Advisors, Inc., and the Funds’ distributor, U.S. Boston Capital Corporation.

PEAR TREE FUNDS

STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT

Operation of the Liquidity Risk Management Program
This section describes operation and effectiveness of the Liquidity Risk Management Program (the “Liquidity Program”) established by Pear Tree Funds in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”). The Trustees have appointed the Trust’s Assistant Treasurer to serve as Administrator of the Liquidity Program, subject to the oversight of the Trustees. Each Fund’s sub-adviser (a “Sub-Adviser”) executes the day-to-day investment management and security-level activities of the Fund in accordance with the requirements of the Liquidity Program, subject to the supervision of the Administrator and the Trustees.
The Administrator, among other things, (a) reviews the day-to-day operations of the Liquidity Program, (b) periodically reviews and approves liquidity classifications, (c) reviews periodic testing and determinations, as applicable, and (d) reviews other Liquidity Program related material. The Administrator also conducts periodic quantitative and qualitative assessments of each Sub-Adviser to monitor investment performance issues, risks and trends, including potential liquidity and valuation issues. In performing her functions, the Administrator relies on AbelNoser to provide certain data and other services. AbelNoser is not an affiliate of the Administrator, the Trust, the Fund’s investment manager or any Sub-Adviser.
At a meeting held on February 11, 2021, the Administrator provided to the Trustees a written report that addressed the Administrator’s assessment of the adequacy and effectiveness of the implementation and operation of the Liquidity Program and any material changes to the Liquidity Program. The report, which covered the period January 1, 2020 through December 31, 2020, included the Administrator’s assessment of important aspects of the Liquidity Program. The report also would have covered material liquidity matters that occurred or were reported during this period applicable to a Fund, had any occurred, and the Administrator’s actions to address such matters.
Operation and Effectiveness
Based on the review and assessment conducted by the Administrator, the Administrator determined that the Liquidity Program, was operating as designed, that is, in a manner that is adequate and effective at assessing the liquidity risk of each Fund, and that none of the Funds experienced a liquidity problem, notwithstanding the recent market volatility. In addition, the Administrator had recommended that the “highly liquid investment minimum” and the “illiquid percentage” for each Fund remain unchanged, that is, at 40 percent and 15 percent , respectively.

PEAR TREE FUNDS

SERVICE PROVIDERS

Manager	Pear Tree Advisors, Inc., 55 Old Bedford Road, Suite 202, Lincoln, MA 01773
Subadvisers
Chartwell Investment Partners LLC, 1205 Westlakes Drive, Suite 100, Berwyn, PA 19312
Axiom Investors LLC, 33 Benedict Place, Greenwich, CT 06830
Polaris Capital Management, LLC, 121 High Street, Boston, MA 02110

Distributor	U.S. Boston Capital Corporation, 55 Old Bedford Road, Suite 202, Lincoln, MA 01773
Custodian	UMB Bank n.a., 928 Grand Boulevard, 5th Floor, Kansas City, Missouri 64106
Fund Accountant	UMB Fund Services, Inc., 235 West Galena Street, Milwaukee, Wisconsin 53212
Transfer Agent	Pear Tree Institutional Services, 55 Old Bedford Road, Suite 202, Lincoln, MA 01773
Independent Registered Public Accounting Firm	Tait, Weller & Baker LLP, Two Liberty Place, 50 South 16th Street, Suite 2900 Philadelphia, PA 19102
Legal Counsel	Sullivan & Worcester LLP, One Post Office Square Boston, MA 02109
For Account Information	For Pear Tree Funds information, contact your financial adviser or, if you receive account statements directly from Pear Tree Funds, you can also call 1-800-326-2151. Telephone representatives are available from 8:30 a.m. to 4:30 p.m. Eastern Time. Or visit our website, www.peartreefunds.com

55 Old Bedford Road
Suite 202
Lincoln MA 01773
Address Service Requested
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© 2021 U.S. Boston Capital Corporation
Distributor of the Pear Tree Funds
Member, FINRA/SIPC

ITEM 2.	Code of Ethics

(a)	As of the end of the period covered by this Form N-CSR, Pear Tree Funds has adopted a code of ethics (as defined in Item 2(b) of Form N-CSR) that applies to the registrant’s principal executive officer and principal financial officer.

(c)	There have been no amendments to the Pear Tree Fund’s Code of Ethics during the period covered by this report.

(d)	There have been no waivers to the Pear Tree Fund’s Code of Ethics during the period covered by this report.

(e)	Not applicable.

(f)(1)	One copy of the Code of Ethics is being filed under Item 12(a) hereto.

(f)(3)	The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-326-2151.

ITEM 3.	Audit Committee Financial Expert

Pear Tree Fund’s Trustees have determined that Mr. Clinton S. Marshall is an “audit committee financial expert,” as defined in Item 3(b) of Form N-CSR. Mr. Marshall is “independent” under the standards set forth in Item 3(a)(2) of Form N-CSR.

ITEM 4.	Principal Accountant Fees and Services

(a) - (d) The following chart shows the aggregate fees billed in each of the last two fiscal years for services rendered by the registrant’s principal accountant, Tait, Weller and Baker, LLP (“Tait Weller”).

		FY 2020	FY 2021
Audit Fees*	Tait Weller	$142,000	$146,200
Audit-Related Fees**	Tait Weller	$0	$0
Tax Fees***	Tait Weller	$21,000	$21,600
All Other Fees****	Tait Weller	$0	$0

* “Audit Fees” are fees associated with professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements.

** “Audit-Related Fees” are fees associated with assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under “Audit Fees.”

*** “Tax Fees” are fees associated with professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Included with general tax compliance, advice and planning provided by Tait Weller to Pear Tree Funds was a review of Pear Tree Funds’ federal tax filings.

**** “All Other Fees” are fees associated with products and services provided by the principal accountant, other than the services reported as “Audit Fees,” “Audit-Related Fees,” or “Tax Fees.”

(e)(1)	To the extent required by applicable law, pre-approval by the Audit Committee of the Trustees is needed for:

(i) All audit and permissible non-audit services rendered to the Pear Tree Funds; and

(ii) All permissible non-audit services rendered to Pear Tree Advisors, Inc. if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis.

The Audit Committee may delegate the pre-approval of audit and permissible non-audit services and the related fees to the Chairman of the Audit Committee. Any such member’s decision to pre-approve audit and/or non-audit services and related fees shall be presented to the full Audit Committee, solely for informational purposes, at their next scheduled meeting.

(e)(2)	No services in the past two fiscal years of the registrant were approved by the Audit Committee pursuant to Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(f)	Not applicable.

(g)	The following chart shows the aggregate non-audit fees billed by Tait Weller for services rendered to the registrant and the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant, for each of the last two fiscal years of the registrant.

		2020	2021
Fees	Tait Weller	$39,500	$40,000

(h)	Not applicable.

ITEM 5.	Audit Committee of Listed Registrants

Not applicable.

ITEM 6.	Investments

(a)	Included as part of report to shareholders under Item 1.

(b)	Not applicable.

ITEM 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

ITEM 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

ITEM 9	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

ITEM 10	Submission of Matters to a Vote of Security Holders

Not applicable.

ITEM 11.	Controls and Procedures

(a)        The President and Treasurer of the registrant have concluded, based on their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures provide reasonable assurance that information required to be disclosed by the registrant in this report on Form N-CSR is recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)       There has been no change in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	Exhibits

(a)(1)	Code of Ethics

(a)(2)	Certifications pursuant to Rule 30a-2(a) by the chief executive and financial officers.

(a)(3)	Not applicable.

(c)	Certification pursuant to Rule 30a-2(b) and Section 906 by the chief executive and financial officers.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Pear Tree Funds

By: /s/ Willard L. Umphrey

Willard L. Umphrey, President

Date: June 4, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Willard L. Umphrey

Willard L. Umphrey, President

Date: June 4, 2021

By: /s/ Leon Okurowski

Leon Okurowski, Treasurer

Date: June 4, 2021